                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(c)(21))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                          Maxicare Health Plans, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          Maxicare Health Plans, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                          MAXICARE HEALTH PLANS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                ON JULY 30, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Maxicare Health Plans, Inc. (the "Company") will be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 30, 1998, at 8:00 a.m. (Pacific Time) for the following purposes:

     1. To elect three directors to the Board of Directors who will serve until the Company's 2001 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

     2. Provided Item 1 is approved, to amend the Company's Certificate of Incorporation by (i) adding Article THIRTEENTH which would eliminate the right of shareholders to act by written consent or to call a special meeting of shareholders until the conclusion of the Company's 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting") which the Company has agreed to call on or before June 30, 1999; and (ii) amending Article FIFTH, Section A to set the number of directors at nine until the conclusion of the Company's 1999 Annual Meeting.

     3. Provided that Items 1 and 2 are approved, to amend the Bylaws by (i) amending Article II, Section 3 to prohibit shareholders from calling a special meeting of shareholders until the conclusion of the 1999 Annual Meeting; (ii) adding Article II, Section 15 to the Bylaws to provide that prior to the conclusion of the 1999 Annual Meeting, the Board of Directors of the Company will not adopt any Bylaws or take other action to interfere with rights of shareholders to nominate three directors at the 1999 Annual Meeting, unless such action has received the prior approval of the shareholders; (iii) amending Section III, Article 2 of the Bylaws to eliminate the supermajority (80%) voting requirements with respect to shareholder actions seeking to change the number of directors and to require approval of holders of only a majority of the outstanding shares; and (iv) amending Article IX, Section 1 of the Bylaws to eliminate the supermajority (80%) voting requirements for the amendment of Article III, Section 2 of the Bylaws (the number of authorized directors) or Article II, Section 14 of the Bylaws (requirements for shareholders to present nominees or propose other actions for shareholder approval) and to require the approval of only a majority of the outstanding shares to amend these provisions of the Bylaws.

     4. If all the above Items are approved, to amend the Shareholders Rights Plan to eliminate the "dead hand" (continuing directors) provision of the Shareholders Rights Plan.

     5. To approve, pursuant to a Settlement Agreement with the Company, the reimbursement of certain expenses incurred by Mr. Paul R. Dupee, Jr. and others in connection with his recent consent solicitation in which he sought to elect a majority of the Board of Directors.

     6. To transact such other business as may be properly brought before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on June 8, 1998 will be entitled to notice of and to vote at the 1998 Annual Meeting of Shareholders (the "1998 Annual Meeting") or any adjournments thereof. A list of such shareholders shall be open to the examination of any shareholder at the 1998 Annual Meeting and for a period of ten days prior to the date of the 1998 Annual Meeting at the office of Maxicare Health Plans, Inc., 1149 South Broadway Street, Los Angeles, California 90015.

     The Board of Directors urges each shareholder to read carefully the enclosed Proxy Statement which is incorporated herein by reference.

                                       By Order of the Board of Directors,

                                                     Alan D. Bloom
                                                       Secretary
1149 South Broadway Street
Los Angeles, California 90015
Dated: June 26, 1998

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE 1998 ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL BE REVOCABLE ANY TIME PRIOR TO ITS EXERCISE EITHER IN WRITING OR BY VOTING YOUR SHARES PERSONALLY AT THE 1998 ANNUAL MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................     1
GENERAL INFORMATION.........................................     2
  Outstanding Shares and Voting Rights......................     2
BACKGROUND TO THE 1998 ANNUAL MEETING.......................     3
  The Proposed Dupee Consent Solicitation...................     3
  Response of Board of Directors............................     3
  The Settlement Agreement..................................     4
  Dismissal of the Dupee Litigations........................     5
  Restrictions on Issuance of Stock.........................     6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     6
ITEM 1. ELECTION OF DIRECTORS...............................     9
  Additional Information Regarding the Board of Directors...    10
  Meetings and Committees of the Board of Directors.........    12
  Additional Information Regarding Election of Directors and
     Shareholder Proposals..................................    12
REASONS FOR THE BOARD'S RECOMMENDATION FOR APPROVAL OF ITEMS
  1 THROUGH 5...............................................    14
  Certain Effects of the Amendments.........................    15
ITEM 2. CERTIFICATE AMENDMENT...............................    16
  Restriction on Shareholder Actions Certificate
     Amendment..............................................    16
  Directors Certificate Amendment...........................    17
ITEM 3. BYLAW AMENDMENT.....................................    17
  Restriction on Shareholder Actions Bylaw Amendment........    18
  Restriction on Board Actions Bylaw Amendment..............    18
  Shareholder Vote Bylaw Amendment and Amendment to Bylaws
     by Shareholder Vote Bylaw Amendment....................    18
ITEM 4. PLAN AMENDMENT......................................    19
ITEM 5. REIMBURSEMENT OF DUPEE EXPENSES.....................    20
ITEM 6. OTHER BUSINESS OF THE ANNUAL MEETING................    21
EXECUTIVE OFFICERS OF THE COMPANY...........................    21
EXECUTIVE COMPENSATION......................................    22
  Summary Compensation Table................................    22
  Option Grants.............................................    23
  Option Exercises And Fiscal Year-End Values...............    24
  Employment Agreements.....................................    24
  Supplemental Executive Retirement Plan....................    27
  Compensation Of Directors.................................    28
  Compliance With Section 16(a) Of The Securities Exchange
     Act Of 1934............................................    29
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................    29
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............    29
THE 1997 BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................    29
  Compensation Philosophy Regarding Executive Officers......    29
  Relationship Of Performance Under The Compensation
     Program................................................    30
  Compensation Factors......................................    30
  Conclusion................................................    32
COMPARISON OF CUMULATIVE TOTAL RETURN GRAPH.................    33
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS...................    33
SUMMARY OF SHAREHOLDERS RIGHTS PLAN.........................    33
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 1999
  ANNUAL MEETING............................................    36
COST OF SOLICITING PROXIES..................................    36
ADDITIONAL INFORMATION......................................    37
EXHIBIT A...................................................   A-1
EXHIBIT B...................................................   B-1

                          MAXICARE HEALTH PLANS, INC.
                           1149 SOUTH BROADWAY STREET
                         LOS ANGELES, CALIFORNIA 90015
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 30, 1998
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") and management of Maxicare Health Plans, Inc., a Delaware corporation (the "Company"), of proxies to be used at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 30, 1998 at 8:00 a.m. (Pacific Time) and at any adjournments thereof. A form of the proxy is enclosed for use at the Annual Meeting. At the Annual Meeting, shareholders will be asked to vote upon:

     Item 1. Election of Directors

             The election of three Class II directors to the Board who will serve until the Company's 2001 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The three nominees for election are Ms. Florence F. Courtright and Messrs. Paul R. Dupee, Jr. and Elwood I. Kleaver, Jr. (the "Nominees").

     Item 2. Certificate Amendment

             Provided that Item 1 is approved, an amendment to the Company's Certificate of Incorporation (the "Certificate") as follows: (i) adding Article THIRTEENTH which would eliminate the right of shareholders to act by written consent or to call a special meeting of shareholders until the conclusion of the Company's 1999 Annual Meeting of Shareholders (the "Restriction on Shareholder Actions Certificate Amendment") and (ii) amending Article FIFTH, Section A of the Certificate to set the number of directors at nine until the Termination Date (the "Directors Certificate Amendment") (collectively, the "Certificate Amendment"). The Company has agreed to call the 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting") on or before June 30, 1999 (the "Termination Date").

     Item 3. Bylaw Amendment

             Provided that Items 1 and 2 are approved, an amendment to the Bylaws as follows: (i) amending Article II, Section 3 of the Bylaws to prohibit shareholders from calling a special meeting of shareholders until the Termination Date (the "Restriction on Shareholder Actions Bylaw Amendment"); (ii) adding Article II,
             Section 15 to the Bylaws to provide that prior to the Termination Date, the Board will not adopt any Bylaws or take other actions to interfere with rights of shareholders to nominate three directors at the 1999 Annual Meeting, unless approved by the shareholders (the "Restriction on Board Actions Bylaw Amendment"); (iii) amending Article III, Section 2 of the Bylaws to replace the supermajority (80%) vote required with respect to shareholder actions seeking to change the number of directors with a majority of the outstanding shares eligible to vote required for such change (the "Shareholder Vote Bylaw Amendment"); and (iv) amending Article IX, Section 1 of the Bylaws to replace the supermajority (80%) vote with a majority of the outstanding shares eligible to vote required to amend Article III, Section 2 of the Bylaws (the number of authorized directors) and Article II, Section 14 of the Bylaws (the requirements for shareholders to give the Company prior notice of any nominees for election as director or proposed action for shareholder approval) (the "Amendment to Bylaws by Shareholder Vote Bylaw Amendment") (collectively, the "Bylaw Amendment").

     Item 4. Plan Amendment

             Provided that Items 1, 2 and 3 are approved, to amend the Shareholders Rights Plan (the "Rights Plan") by eliminating the "dead hand" (continuing directors) provision of such plan (the "Plan Amendment").

     Item 5. Reimbursement of Dupee Expenses

             To approve, pursuant to a Settlement Agreement with the Company, the payment by the Company of $444,135 to Mr. Paul R. Dupee, Jr. for reimbursement of costs and expenses incurred by Mr. Dupee in connection with his recent consent solicitation ("Reimbursement of Dupee Expenses").

     Item 6. Other Business of the Annual Meeting

             To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     If no instructions are given on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the Nominees listed under Item 1. Election of Directors, FOR Item 2. Certificate Amendment, FOR Item 3. Bylaw Amendment, FOR
Item 4. Plan Amendment, FOR Item 5. Reimbursement of Dupee Expenses and as recommended by the Board with regard to all other matters or if no such recommendation is given, in the discretion of the proxy holder. Items 1 through 5 are hereinafter collectively the "Items".

     A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the Annual Meeting, a properly executed proxy bearing a later date. Shareholders having executed and returned a proxy, who attend the Annual Meeting and desire to vote in person, are requested to so notify the Secretary of the Company prior to the time of the Annual Meeting.

     The mailing address of the Company is 1149 South Broadway Street, Los Angeles, California 90015. The approximate date on which this Proxy Statement and form of proxy are being mailed to the shareholders is July 1, 1998.

                              GENERAL INFORMATION

OUTSTANDING SHARES AND VOTING RIGHTS

     There were 17,925,381 shares of common stock of the Company ("Common Stock") outstanding as of June 8, 1998, the Record Date for the shareholders entitled to vote at the Annual Meeting. Each shareholder of record at the close of business on June 8, 1998 is entitled to one vote for each share of Common Stock then held on each matter to come before the Annual Meeting, or any adjournments thereof.

     A majority of the votes eligible to be cast at the Annual Meeting by holders of Common Stock, or 8,962,691 votes, represented in person or by proxy at the Annual Meeting is required for a quorum. Shares represented by proxy or in person for which the vote is withheld with respect to the election of any Nominee or for which the vote is abstained on any other matter will be counted as present for purposes of determining whether a quorum is present. A plurality of the votes cast at the Annual Meeting by holders of shares of Common Stock entitled to vote, and present, in person or by proxy, at the Annual Meeting is required for the election of each Nominee. The Company's Certificate does not provide for cumulative voting for the election of directors. Under Delaware law, the affirmative vote of the majority of shares eligible to vote (a "Majority of Shares") is needed to adopt the Certificate Amendment. Pursuant to the Bylaws, a Majority of Shares is required for the shareholders to adopt the Restriction on Board Actions Bylaw Amendment and at least 80% of the outstanding shares eligible to vote is needed for the shareholders to adopt (i) the Amendment to Bylaws by Shareholder Vote Bylaw Amendment; (ii) the Restriction on Shareholder Actions Bylaw Amendment; and (iii) the Shareholder Vote Bylaw Amendment. Notwithstanding the foregoing, if a Majority of Shares approves the Bylaw Amendment, the Board will use its authority pursuant to the Bylaws to adopt the Bylaw Amendment. Assuming a quorum is present, then the approval of a majority of the shares represented and voting at the Annual Meeting is required to pass the Plan Amendment and the Reimbursement of Dupee Expenses. Votes that are withheld from any Nominee or abstain from the vote on the Plan Amendment or the Reimbursement of Dupee Expenses will be excluded from the vote and will have no effect on votes. Votes that are withheld or that abstain will be equivalent to a "no vote" on the Certificate Amendment and the Bylaw Amendment (collectively, the "Amendments").

     Brokers who hold shares in street name have the authority to vote on certain "routine" matters including the uncontested election of directors without instructions from beneficial owners. Accordingly, unless the arrangement between the broker and the beneficial owner provides to the contrary, brokers that do not receive instructions are entitled to vote for the election of directors at the Annual Meeting, but not any other matters.

                     BACKGROUND TO THE 1998 ANNUAL MEETING

THE PROPOSED DUPEE CONSENT SOLICITATION

     On March 19, 1998, Paul R. Dupee, Jr. ("Mr. Dupee") and certain other entities holding in the aggregate approximately 5% of the Company's outstanding shares began an action to solicit written consents of shareholders of the Company by filing preliminary consent material with the Securities and Exchange Commission (the "SEC"), and issuing a press release (the "Dupee Consent Solicitation"). The Dupee Consent Solicitation proposed to enact the following proposals (the "Dupee Proposals"): (i) to repeal any amendments to the Company's Bylaws adopted by the Board since February 1, 1998; (ii) to amend Article III,
Section 2 of the Company's Bylaws through the addition of ten new directors, thereby increasing the number of directors eligible to serve on the Board to 17, and to confirm that the existing Bylaw provisions of Article II, Section 14 were not applicable to the Dupee Consent Solicitation; and (iii) to fill the new directorships created by the increase in the authorized number of directors with the ten nominees proposed by Mr. Dupee, including Mr. Dupee and Mr. Robert M. Davies. At the same time, Mr. Dupee filed litigations against the Company in Federal court and against the Company and its directors in State court (the "Dupee Litigations").

RESPONSE OF BOARD OF DIRECTORS

     In response to the Dupee Consent Solicitation, the Board filed an opposition preliminary consent solicitation with the SEC, filed answers and counterclaims in the Dupee Litigations, and, in March 1998 amended certain provisions of the Bylaws (the "March Bylaw Amendments").

     The March Bylaw Amendments amended the Bylaws as follows:

          (a) Article III, Section 2 was amended to require not less than an 80% shareholder vote, instead of a Majority of Shares, to change the authorized number of directors; and

          (b) Article IX, Section 1 was amended to require not less than 80% shareholder vote to amend Article II, Section 14 (qualifications for directors and requirements for action on shareholder proposals) and Article III, Section 2 (number of authorized directors). An 80% shareholder vote was already required to amend Article II, Section 3 (special meetings of shareholders) and Article IX, Section 1 and 2 (shareholders' and Board's amendments to the Bylaws). Article IX also provides that, if the action is proposed by certain shareholders owning in excess of 10% of the outstanding Common Stock, the Bylaws require the approval of a Majority of Shares entitled to vote not including shares held by such 10% or more shareholder and his affiliates and associates. If an action is approved by members of the Board who are not such 10% shareholder or his affiliates and associates and who were in office prior to such person becoming such a 10% shareholder or successor directors chosen by such directors, then only a Majority of Shares is required.

     The effect of the March Bylaw Amendments was to make the adoption of the Dupee Proposals more difficult by increasing the required shareholder vote to amend Article III, Section 2 of the Bylaws to increase the number of authorized directors from a Majority of Shares to at least 80% of the shares eligible to vote. In addition, the March Bylaw Amendments made it more difficult for shareholders to abolish or amend Article II, Section 14 which deals with the qualifications for directors and requirements for action on shareholder proposals. Shareholder approval of the Bylaw Amendment at the Annual Meeting would reverse the March Bylaw Amendments of the Board. When the March Bylaw Amendments were added, the Board also amended Mr. Ratican's employment agreement and the Company's Supplemental Executive Retirement Plan. See "Executive Compensation -- Employment Agreements" and "Executive
Compensation -- Supplemental Executive Retirement Plan."

THE SETTLEMENT AGREEMENT

     Prior to either the Company or Mr. Dupee sending definitive consent solicitation material to the shareholders, the Company, Mr. Dupee, and certain entities affiliated with the Dupee Consent Solicitation, American Opportunity Trust, J.O. Hambro Capital Management Limited, and North Atlantic Smaller Companies Investment Trust (the "Dupee Group"), entered into a settlement agreement with the Company dated May 8, 1998 (the "Settlement Agreement"), pursuant to which Mr. Dupee terminated the Dupee Consent Solicitation.

     In accordance with the Settlement Agreement, the Board authorized an increase in the number of directors to serve on the Board from seven to nine. The three vacancies (one existed prior to the increase by the Board) were filled by Messrs. Paul R. Dupee, Jr., Elwood I. Kleaver, Jr. and Robert M. Davies (the "New Directors"). In addition, Mr. Dupee became a member of the Company's Executive Committee which was expanded to four members. Messrs. Dupee and Kleaver were classified as Class II directors and as Nominees at the Annual Meeting. Mr. Davies has been classified as a Class I director with a term which will expire in 2000. In addition, the members of the Dupee Group have agreed not to initiate or support any written consent or other shareholder solicitations for a special meeting prior to the 1999 Annual Meeting. Pursuant to the Settlement Agreement, the Company has scheduled the Annual Meeting for July 30, 1998 and has agreed to hold the 1999 Annual Meeting no later than June 30, 1999.

     In connection with the execution of the Settlement Agreement, certain of the Company's large shareholders (Franklin Mutual Advisers, Inc., Heartland Advisors, Inc., King Investment Advisors, Inc., PAR Investment Partnership LP and Snyder Capital Management, L.P., collectively, the "Approving Shareholders") and Peter J. Ratican, Chairman of the Board and Chief Executive Officer of the Company entered into separate agreements with the Company in which they agreed to (i) vote shares controlled by them in favor of the Nominees, the Amendments, the Plan Amendment and the Reimbursement of Dupee Expenses at the Annual Meeting and (ii) that prior to the Annual Meeting they would not seek to call a special meeting of shareholders or to execute any written consent action initiated by shareholders (the "Shareholder Agreements"). Approving Shareholders and the Dupee Group collectively hold in the aggregate approximately 51% of the Company's outstanding shares. Subsequent to delivering an executed Shareholder Agreement, Heartland Advisors, Inc., the beneficial owner of approximately 19.5% of such shares advised the Company that it does not believe the terms of the Shareholder Agreement executed by Heartland Advisors, Inc. apply to the outstanding Company shares held by mutual funds managed by Heartland Advisors, Inc., over which it has disposition power, but not voting power, and that, on further reflection, it realized it lacked authority to agree to vote with respect to the balance of the shares beneficially owned by it. For these and other reasons, Heartland Advisors, Inc. informed the Company that it deems the Shareholder Agreement void and unenforceable with respect to the Company shares beneficially owned by it, and stated that it cannot indicate how those shares might be voted at the Annual Meeting. Nonetheless, Heartland Advisors, Inc. indicated that, subject to its fiduciary duties, it would consider supporting approval of the Items if shareholders were asked to vote on them. Assuming the outstanding Company shares beneficially owned by Heartland Advisors, Inc. are voted at the Annual Meeting in favor of the Items and the other signatories to the Shareholder Agreements vote the shares beneficially owned by them as they have indicated they would, the Items will be approved at the Annual Meeting.

DISMISSAL OF THE DUPEE LITIGATIONS

     On March 19, 1998, Mr. Dupee commenced an action in the United States District Court for the District of Delaware captioned Paul R. Dupee, Jr. v. Maxicare Health Plans, Inc., (Civ. Act. No. 98-127) (the "District Court Action") for a declaratory judgment that his proxy solicitation materials comply with applicable Federal law and injunctive relief against the Company challenging the Dupee Consent Solicitation under Rule 14a-9 promulgated by the SEC pursuant to Section 14(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act").

     In addition to the District Court Action, Mr. Dupee filed a complaint on March 19, 1998, in the Court of Chancery of the State of Delaware for New Castle County, captioned Paul R. Dupee, Jr. v. Maxicare Health Plans, Inc., Claude S. Brinegar, Charles E. Lewis, Florence F. Courtright, Thomas W. Field, Jr., Alan
S. Manne, and Peter J. Ratican, (Civ. Act. No. 16274NC) for a declaratory judgment and injunctive relief naming the Company's directors as defendants. In the State Court Action, Mr. Dupee sought a declaratory judgment that: (a) the Dupee Proposals can be enacted by a Majority of Shares; (b) the Board cannot amend the Bylaws or take other action to require approval of the Dupee Proposals by the supermajority of the holders of the Company's outstanding voting shares;
(c) Article II, Section 14 of the Bylaws only applies to directors elected at an annual or special meeting of the Company's shareholders; (d) the Board cannot enact any other amendments to the Bylaws, enact new bylaws or take any other action to interfere with, obstruct, undermine, delay, repeal, or amend the Dupee Proposals, if the Dupee Proposals were approved by a Majority of Shares, and that such action would be a violation of the Bylaws, the Certificate and Delaware law and would also be a breach of the Board's fiduciary duties; and (e) the Rights Plan and in particular the provisions thereof relating to the rights of "Continuing Directors", as such term is defined in the Rights Plan, is invalid and unenforceable under Delaware law. The State Court Action also sought preliminary and permanent injunctive relief enjoining the Company's directors from enforcing or implementing the Rights Plan, or from taking any action that prevents newly elected directors from repealing the Rights Plan or any rights issued pursuant to the plan.

     On March 30, 1998, the Company filed answers and counterclaim to the District Court Action (the "District Court Response") and the State Court Action (the "State Court Response"). In the District Court Response, the Company denied each of the claims and certain of the factual allegations made by Mr. Dupee in the District Court Action and challenged the validity of the Dupee Consent Solicitation on the basis that the solicitation did not comply with applicable federal securities and Delaware law. In addition, the Company asserted that the Dupee Consent Solicitation was materially false and misleading and omitted material facts in violation of Section 14(a) and Rule 14a-9 of the Exchange Act. Accordingly, the Company asked the District Court to (a) dismiss the District Court Action with prejudice, (b) issue a declaratory judgment that Mr. Dupee was in violation Section 14(a) and Rule 14a-9 of the Exchange Act, (c) enjoin the Dupee Consent Solicitation and the continuing violation of Section 14(a) and Rule 14a-9 of the Exchange Act by Mr. Dupee and all those acting in concert with him; and (d) award the Company the costs of the suit and such further relief as the District Court may deem just and proper.

     In the State Court Response, the Company denied each of the claims and certain of the factual allegations made by Mr. Dupee in the State Court Action and asked the State Court to (a) dismiss the State Court Action with prejudice;
(b) issue a declaratory judgment that under Article SIXTH of the Certificate, the Board has the authority to adopt, amend or repeal the Bylaws and Mr. Dupee's attempt to alter that right through an amendment to the Bylaws is invalid under Delaware law; (c) issue declaratory judgment that the Dupee Proposals to amend the Bylaws and elect ten additional directors are invalid under Delaware law;
(d) preliminarily and permanently enjoin Mr. Dupee and the other members of his group from taking any actions in furtherance of illegal and invalid attempts to amend the Bylaws; and (e) award the Company the costs of the suit and such further relief as the State Court may deem just and proper.

     Pursuant to the Settlement Agreement, Mr. Dupee and the Company dismissed the State Court Action and the State Court Response and the District Court Action and the District Court Response. Under the Settlement Agreement, the Dupee Litigations have been dismissed with prejudice, provided, that such dismissals shall not preclude a claim arising from any action or failure to take any action on and after May 8, 1998 by the Company, the Board, Mr. Dupee, or any other current or future shareholder of the Company.

RESTRICTIONS ON ISSUANCE OF STOCK

     Pursuant to the Settlement Agreement, prior to the Termination Date, the Company will not issue or agree to issue voting stock (excluding stock issued pursuant to the Rights Plan and shares issuable under currently outstanding stock options plus additional option grants consistent with past practice under existing stock option plans) that in the aggregate carries more than 20% of the voting power of Common Stock eligible to vote on the date of the Settlement Agreement or 17, 925,381 shares without the approval of a majority of the directors and the approval of at least two of the New Directors (the "Required Director Vote") or approval by a majority of the shares voting. Any voting stock so approved by the Required Director Vote or by a shareholder vote shall not count against such 20% limit unless otherwise provided in such approval.

     The Company also agreed that any preferred stock (other than preferred stock issued pursuant to the Rights Plan) that the Company issues or agrees to issue after the date of the Settlement Agreement and prior to the Termination Date (the "New Preferred Stock") will not have the right to vote as a class except as otherwise provided in the first sentence of Section 242(b)(2) of the Delaware General Corporation Law. Prior to the Termination Date, any New Preferred Stock which is convertible into shares of Common Stock (the "New Convertible Preferred Stock") shall not be entitled to more than one vote per share multiplied by the number of shares of Common Stock into which a share of such New Convertible Preferred Stock is convertible. The Company also agreed that prior to the Termination Date any New Preferred Stock that is not convertible into shares of Common Stock (the "New Non-Convertible Preferred Stock") shall not be entitled to more votes per share than the number of shares of Common Stock having a market price equal to the fair market value of such New Non-Convertible Preferred Stock at the time such New Non-Convertible Preferred Stock is issued, taking into account the illiquidity and rights and preferences of such Non-Convertible Preferred Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of the outstanding shares of Common Stock owned beneficially as of June 8, 1998, the Record Date by each director or nominee for director as of such date, by the Company's chief executive officer (the "CEO"), by the four other most highly compensated executive officers other than the CEO, by all directors and executive officers as a group, and by each person who, to the knowledge of the Company, beneficially owned more than 5% of any class of the Company's voting stock on such date.

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                                           PERCENTAGE
                                                               COMMON       OF COMMON
            NAME AND ADDRESS OF PERSON OR GROUP               STOCK(2)      STOCK(3)
            -----------------------------------               ---------    -----------
Heartland Advisors, Inc. and Heartland Value Fund(4)........  3,577,400       20.0%
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202
Morgan Stanley, Dean Witter, Discover & Co.(5)..............  2,040,010       11.4%
  1585 Broadway
  New York, New York 10036
Miller Anderson & Sherrerd LLP(5)...........................  1,957,500       10.9%
  1 Tower Bridge, Suite 1100
  West Conshohocken, Pennsylvania 19428
Snyder Capital Management, L.P., Snyder Capital Management,
  Inc.
  and Alan Barry Snyder(6)..................................  2,053,700       11.5%
  350 California Street, Suite 1460
  San Francisco, CA 94104

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                                           PERCENTAGE
                                                               COMMON       OF COMMON
            NAME AND ADDRESS OF PERSON OR GROUP               STOCK(2)      STOCK(3)
            -----------------------------------               ---------    -----------
Franklin Resources, Inc., Charles B. Johnson and
  Rupert H. Johnson, Jr.(7).................................  1,789,779       10.0%
  777 Mariners Island Boulevard
  San Mateo, California 94404 and
Franklin Mutual Advisers, Inc.(7)
  51 John F. Kennedy Parkway
  Short Hills, New Jersey 07078
King Investment Advisors, Inc.(8)...........................    992,270        5.5%
  Two Post Oak Central
  1980 Post Oak Boulevard
  Suite 2400
  Houston, Texas 77056
Peter J. Ratican(9).........................................    638,078        3.6%
  1149 South Broadway Street
  Los Angeles, California 90015
Paul R. Dupee, Jr.(10)......................................    327,100        1.8%
  10 Wilton Row
  London SWIX 7NR
  England
Richard A. Link(11).........................................     73,358          *
  1149 South Broadway Street
  Los Angeles, California 90015
Randall D. Anderson(12).....................................     33,357          *
  1149 South Broadway Street
  Los Angeles, California 90015
Thomas W. Field, Jr.(13)....................................     35,000          *
  c/o Field & Associates
  4667 MacArthur Blvd
  Newport Beach, California 92660
Claude S. Brinegar(13)......................................     29,000          *
  P.O. Box 4346
  Stanford, California 94309
Florence F. Courtright(14)..................................     25,000          *
  626 North Foothill Road
  Beverly Hills, California 90210
Alan S. Manne(14)...........................................     20,000          *
  834 Esplanada Way
  Stanford, California 94305
Charles E. Lewis(15)........................................     15,018          *
  10833 La Conte Avenue, Room 61-236
  Los Angeles, California 90024
Elwood I. Kleaver, Jr.......................................     10,000          *
  4670 Somerset Court
  Brookfield, Wisconsin 53045
Alan D. Bloom(16)...........................................      6,244          *
  1149 South Broadway Street
  Los Angeles, California 90015
Robert M. Davies............................................        -0-          *
  c/o Menai Group LLC
  100 First Stamford Place, 6th Floor
  Stamford, Connecticut 06902
All Directors and Executive officers as a Group (15
  persons)(17)..............................................  1,342,517        7.2%

---------------
  *  Less than one percent

 (1) Except as otherwise set forth herein, all information pertaining to the holdings of persons who beneficially own more than 5% of any class of the Company's voting stock (other than the Company or its executive officers and directors) is based on filings with the SEC and information provided by the record holders.

 (2) In setting forth "beneficial" ownership, the rules of the SEC require that shares underlying currently exercisable options, including options which become exercisable within 60 days, held by a described person be treated as "beneficially" owned and further require that every person who has or shares the power to vote or to dispose of shares of stock be reported as a "beneficial" owner of all shares as to which any such sole or shared power exists. As a consequence, shares which are not yet outstanding are, if obtainable upon exercise of an option which is exercisable or will become exercisable within 60 days, nevertheless treated as "beneficially" owned by the designated person, and several persons may be deemed to be the "beneficial" owners of the same securities if they share the power to vote or dispose of them.

 (3) Assumes 17,925,381 shares of Common Stock outstanding, and, with respect to each listed beneficial owner, the exercise or conversion of any option or right held by each such owner exercisable or convertible within 60 days.

 (4) Heartland Advisors, Inc. is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940. Heartland Advisors, Inc. has sole voting and dispositive power with respect to 1,746,800 shares and sole dispositive power, but not voting power, with respect to 1,830,600 shares. All of such shares are held in various accounts of Heartland Advisors, Inc. One such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, has voting but not dispositive power with respect to 9.1% of the class (1,631,000 shares). The above information presented with regard to the beneficial ownership of Common Stock by Heartland Advisors, Inc. is based upon information in a Schedule 13D filed by Heartland Advisors, Inc. on June 25, 1998.

 (5) Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley") is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940. Morgan Stanley has shared voting power with respect to 1,797,532 of these shares and shared dispositive power with respect to 2,040,010 of these shares. The above information presented with regard to the beneficial ownership of Common Stock is based upon a Schedule 13G filed by Morgan Stanley and Miller Anderson & Sherrerd LLP ("Miller Anderson") with the SEC on February 13, 1998.

     Miller Anderson is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940. Miller Anderson is a wholly-owned subsidiary of Morgan Stanley and Miller Anderson has shared voting power with respect to 1,729,400 of these shares and shared dispositive power with respect to 1,957,500 of these shares (all shares of Miller Anderson are also included in the beneficial ownership disclosures attributed to Morgan Stanley in the preceding paragraph). The above information presented with regard to the beneficial ownership of Common Stock is based upon a Schedule 13G filed by Morgan Stanley and Miller Anderson with the SEC on February 13, 1998.

 (6) Snyder Capital Management, L.P. is an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940. Snyder Capital Management, Inc. is the general partner of Snyder Capital Management, L.P. Alan Barry Snyder is the controlling shareholder of Snyder Capital Management, Inc. These filers have sole voting power with respect to 117,500 of these shares, shared voting power with respect to 1,811,800 of these shares, sole dispositive power with respect to 117,500 of these shares and shared dispositive power with respect to 1,936,200 of these shares. The above information presented with regard to the beneficial ownership of Common Stock by these filers is based upon a Schedule 13D filed by these filers with the SEC on May 18, 1998.

 (7) These shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries ("Adviser Subsidiaries") of Franklin Resources, Inc. ("FRI"). Such advisory contracts grant to such Adviser Subsidiaries all voting and investment power over the securities owned by such advisory clients.

     Therefore, such Adviser Subsidiaries may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of these shares.

      Charles B. Johnson and Rupert H. Johnson, Jr. ("Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI. FRI and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of securities held by persons and entities advised by FRI or its subsidiaries. FRI, the Principal Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of these shares.

      These beneficial owners have sole voting power and sole dispositive power with respect to 1,789,779 shares. The above information presented with regard to the beneficial ownership of Common Stock by FRI, the Principal Shareholders and the Adviser Subsidiaries is based upon a Schedule 13D filed with the SEC by FRI, the Principal Shareholders and the Adviser Subsidiaries on May 18, 1998.

 (8) King Investment Advisors, Inc., ("King") is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. King has sole voting power with respect to 848,662 of these shares and sole dispositive power with respect to 992,270 of these shares. The above information presented with regard to King's beneficial ownership of Common Stock is based upon a Schedule 13G filed by King with the SEC on January 12, 1998.

 (9) Includes 487,778 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(10) Includes 21,000 shares beneficially owned by Providence Capitol Enterprises, Inc., which is wholly owned by Mr. Dupee.

(11) Includes 73,332 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(12) Includes 33,332 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(13) Includes 25,000 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(14) All shares are subject to options which are currently exercisable or will become exercisable within 60 days.

(15) Includes 15,000 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(16) Includes 5,833 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

(17) Includes 840,239 shares which are subject to options which are currently exercisable or will become exercisable within 60 days.

                         ITEM 1. ELECTION OF DIRECTORS

     Under the terms of the Company's Bylaws as amended on March 28, 1998, the Board may set the number of directors by resolution. In accordance with the Settlement Agreement, the Board has established the number of directors at nine persons and as of the date hereof, the Board consists of the following persons:
Peter J. Ratican, Claude S. Brinegar, Florence F. Courtright, Robert M. Davies, Paul R. Dupee, Jr., Thomas W. Field, Jr., Elwood I. Kleaver, Jr., Charles E. Lewis and Alan S. Manne.

     The Certificate provides that directors are classified into three classes, Class I, Class II or Class III with directors in each class standing for election at an annual meeting elected for three year terms ending at the third annual meeting following their election by shareholders.

     At the Annual Meeting, the Board proposes the election of the following Nominees to the Board, each to serve as a Class II director for three years until the 2001 Annual Meeting of Shareholders, and until their successor is elected and qualified:

CLASS II

FLORENCE F. COURTRIGHT
Director since: 1993
Age: 66

     Ms. Courtright has been a private investor for more than the last five years. She is a founding Limited Partner of Bainco International Investors, l.p. and a Trustee of Loyola Marymount University. Further, Ms. Courtright is a former co-owner of the Beverly Wilshire Hotel in Beverly Hills, California.

PAUL R. DUPEE, JR.
Director since: 1998
Age: 55

     Mr. Dupee is a private investor. He has served as a Director of the Lynton Group, Inc. since 1996 and has been Chairman since 1998. From 1986 through 1996, Mr. Dupee was Director and Vice Chairman of the Boston Celtics Limited Partnership, which owns the National Basketball Association team, the Boston Celtics.

ELWOOD I. KLEAVER, JR.
Director since: 1998
Age: 55

     Mr. Kleaver is a private investor. From January 1993 through January 1995 he was President of Care Network, a Wisconsin based HMO. Since January 1995, he has been a self-employed health care consultant specializing in turnaround situations. In connection with the foregoing, in 1995 he became an officer and director of Early Detection Inc., a start-up biotech company, which is currently in the process of liquidation under Chapter 128 of the Wisconsin law.

     If the Nominees should for any reason become unavailable to serve as a director or be withdrawn from nomination, and if the Board shall designate a substitute Nominee, the shares represented by valid proxies will be voted in favor of the substitute Nominee. A shareholder may, in the manner set forth on the enclosed form of proxy, instruct the named proxies not to vote that shareholder's shares for a particular Nominee or Nominees, as indicated.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED UNDER
ITEM 1. ELECTION OF DIRECTORS. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THESE NOMINEES.
                            ------------------------

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

     The following persons currently serve as members of the Board and each of these members will continue to serve until the Annual Meeting of Shareholders for the year indicated or until his or her successor is duly elected and qualified.

CLASS I

CLAUDE S. BRINEGAR
Director since: 1991
Elected to serve until: 2000 Annual Meeting
Age: 71

     Mr. Brinegar is the retired Vice Chairman of the board of directors and Chief Financial Officer of Unocal Corporation. Mr. Brinegar is a member of the board of directors of Conrail, Inc. and was a visiting scholar at Stanford University from 1992 to 1997.

ROBERT M. DAVIES
Director since: 1998
Elected to serve until: 2000 Annual Meeting
Age: 47

     Mr. Davies is Managing Director of The Menai Group LLC, a merchant banking firm. Mr. Davies was the Vice President of Wexford Capital Corporation, an investment manager to several private investment funds, from 1994 to March 1997. From September 1993 to May 1994 he was Managing Director of Steinhardt Enterprises, Inc., an investment company, and from 1987 to August 1993 he was Executive Vice President of The Hallwood Group Incorporated, a merchant banking firm. Mr. Davies is a Director and Chairman of Oakhurst Company, Inc., a Director of its majority-owned subsidiary, Steel City Products, Inc. and a Director of Industrial Acoustics Company, Inc.

CHARLES E. LEWIS
Director since: 1983
Elected to serve until: 2000 Annual Meeting
Age: 69

     Dr. Lewis has been a Professor of Medicine, Public Health and Nursing at the University of California at Los Angeles, since 1970. In July 1993, he was appointed Director of the Center for Health Promotion and Disease Prevention. He is a member of the Institute of Medicine, National Academy of Sciences and is a graduate of the Harvard Medical School and of the University of Cincinnati School of Public Health where he received a Doctorate of Science degree. Dr. Lewis is a Regent of the American College of Physicians and a member of the Board of Commissioners of the Joint Commission on Accreditation of Health Care Organizations.

CLASS III

THOMAS W. FIELD, JR.
Director since: 1992
Elected to serve until: 1999 Annual Meeting
Age: 64

     Mr. Field has been President of Field & Associates, a management consulting firm, since October 1989. Mr. Field served as Chairman of the Board of ABCO Foods Markets from December 1991 through January 1997. Mr. Field also holds directorships at Campbell Soup Company, ABCO Foods Markets and Stater Bros. Markets.

ALAN S. MANNE
Director since: 1994
Elected to serve until: 1999 Annual Meeting
Age: 73

     Mr. Manne is currently a professor emeritus and from 1961 to 1992 was a professor of operations research at Stanford University. He is the author or co-author of seven books and received his Ph.D. in economics from Harvard University. He is co-organizer of the International Energy Workshop.

PETER J. RATICAN
Director since: 1983
Elected to serve until: 1999 Annual Meeting
Age: 54

     Mr. Ratican was appointed Chairman of the Board, Chief Executive Officer and President of the Company in August 1988. Mr. Ratican is a member of the board of directors of the California Association of Health Plans, a statewide HMO trade association, and is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were six meetings of the Company's Board during the year ended December 31, 1997. During that year, each director attended at least 75% of the meetings of the Board and its committees that each director was entitled to attend.

     The Board has standing Executive, Audit, Compensation, Option and Nominating Committees.

          EXECUTIVE COMMITTEE. The Executive Committee was formed in December 1997 and exercises all the powers of the Board except as limited by Delaware law. The current members of the Executive Committee are Messrs. Brinegar, Dupee, Field and Ratican. The Executive Committee did not meet in 1997.

          AUDIT COMMITTEE. The Audit Committee meets periodically with management and the Company's independent public accountants to make inquiries regarding the manner in which the responsibilities of each are being discharged. The Audit Committee reports thereon to the Board. The Audit Committee also recommends, for the approval of the Board, the annual appointment of the Company's independent public accountants with whom the Audit Committee reviews the scope of the audit and non-audit assignments, the accounting principles being applied by the Company in financial reporting, the scope of internal auditing procedures, and the adequacy of internal controls. The current members of the Audit Committee are Messrs. Brinegar, Field, Lewis and Manne. The Audit Committee met seven times during 1997.

          COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations with respect to the Company's various compensation programs. The Compensation Committee administers the awarding of discretionary bonuses by the Company and also approves the remuneration of executive and other senior officers of the Company. The current members of the Compensation Committee are Messrs. Brinegar, Field and Ratican (ex-officio) and Ms. Courtright. The Compensation Committee met three times during 1997.

          OPTION COMMITTEE. The Option Committee administers the 1990 Stock Option Plan, the 1995 Stock Option Plan (the "Option Plans") and authorizes the granting of options thereunder. Members of the Option Committee must be directors who are not, during the one year prior to service as an administrator of the Option Plans, granted or awarded options pursuant to the Option Plans. The Option Committee also administers the Outside Directors 1996 Formula Stock Option Plan (the "Formula Plan") and the Senior Executives 1996 Stock Option Plan (the "Senior Executives Plan"). The current members of the Option Committee are Messrs. Brinegar and Field. The Option Committee met one time during 1997.

          NOMINATING COMMITTEE. The Nominating Committee recommends to the Board nominees for election to the Board at the annual meeting and to fill any Board vacancies that may occur. The current members of the Nominating Committee are Messrs. Lewis and Manne and Ms. Courtright. The Nominating Committee will consider nominees recommended by shareholders. Nominations of persons for election to the Board may be made at an annual meeting of shareholders by any shareholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in "Additional Information Regarding Election of Directors and Shareholder Proposals" and who is a shareholder of record at the time such notice is delivered to the Secretary of the Company. The Nominating Committee met once in 1997.

ADDITIONAL INFORMATION REGARDING ELECTION OF DIRECTORS AND SHAREHOLDER PROPOSALS

     Under the terms of the Bylaws currently in effect, Article II, Section 2 thereof provides that the number of directors may be set by a resolution of the Board or by a vote of not less than 80% of the outstanding shares eligible to vote. If Item 3 is approved by the shareholders at this Annual Meeting, the vote of a Majority Of Shares would thereafter be necessary to change the number of directors. See "Item 3. Bylaw Amendment." The Board has established the number of directors at nine persons.

     The Certificate further provides that at the annual meeting following the expiration of the initial terms of the directors in each class, the class of directors elected at such meeting would stand for election for a three year term ending at the third annual meeting of shareholders thereafter. The directors of the Board are classified into Class I, Class II and Class III. Class I directors include Messrs. Brinegar and Davies and Dr. Lewis and they will serve until the 2000 Annual Meeting of Shareholders and until their successors are duly qualified and elected. The Class II directors include Messrs. Kleaver and Dupee (both of whom were elected by the Board in May of 1998) and Ms. Courtright and they will serve until the Annual Meeting and until their successors are duly qualified and elected. Class III directors include Messrs. Ratican, Field and Manne and they will serve until the 1999 Annual Meeting and until their successors are duly qualified and elected.

     Pursuant to Article II, Section 14 of the Bylaws, shareholders must comply with the following provisions in order to nominate any director or propose any other matter at an annual or special meeting of shareholders:

          (1) For nominations or other matters to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days or delayed by more than seventy (70) days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (a) for nominees for directors, as to each person who the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) for other proposals, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest in such business of such shareholder and any beneficial owner of the shares owned by such shareholder; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made; (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner; and (ii) the class and number of shares of the capital stock of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

          (2) Notwithstanding anything in the second sentence of clause (1) to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least eighty (80) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Company.

          (3) As set forth in Article II, Section 3 of the Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to Article II, Section 14 of the Bylaws. Nominations of persons for election to the Board shall be made at a special meeting or other shareholder proposals are to be considered pursuant to the Company's notice of meeting (a) by or at the direction of the Board, or (b) by any shareholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in the Bylaws and who is a shareholder of record at the time such notice is delivered to the Secretary of the Company. Nominations by shareholders of person for election to the Board or other proposal may be made at such a special meeting of shareholders if the shareholder's notice as required by clause (1) above shall be delivered to the

     Secretary of the Company at the principal executive offices of the Company no later than the close of business on the thirtieth (30th) day prior to such special meeting or, if fewer than thirty (30) days notice of such meeting is given, no later than the fifth (5th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

          (4) Only persons who are nominated in accordance with the procedures set forth in such Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in such Bylaw. Except as otherwise provided by law, the Certificate, or the Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in
     Article II, Section 14 and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

            REASONS FOR THE BOARD'S RECOMMENDATIONS FOR APPROVAL OF
                               ITEMS 1 THROUGH 5

     The election of the Nominees, the Amendments, the Plan Amendment and the Reimbursement of Dupee Expenses are being recommended by the Board for shareholder approval as part of the Settlement Agreement and the related Shareholder Agreements. In connection therewith, shareholders holding over 51% of the outstanding Common Stock of the Company have agreed to or have indicated their willingness to support the Items. In addition, the Board unanimously approved the Items. The Board approved the Settlement Agreement and the matters to be voted on at the Annual Meeting after considering the following:

     In light of its disappointing 1997 results, the Board and Peter J. Ratican, the Company's Chief Executive Officer and President, undertook, in December 1997, a restructuring of management and an evaluation of the Company's operations and businesses with a view toward focusing on and enhancing the Company's operations which have generated substantially all of the membership growth and profits in recent years. The Company is currently reviewing and pursuing strategic alternatives with respect to these and its other health plans which may include dispositions and/or acquisitions in support of the Company's business strategy. The Board believes that shareholder value will be enhanced if the Company is allowed to implement its strategic initiatives.

     On March 19, 1998, Mr. Dupee announced the Dupee Consent Solicitation in which he sought to have his nominees elected to the Board and pursuant to which such nominees would become a majority of the Board. While in the Dupee Consent Solicitation Mr. Dupee indicated that he would not operate the Company differently than current management and would leave current management in place, he also indicated that he and his nominees would seek to effect a sale of the Company or its assets and preferred that the Board not sell off any assets prior to exploring a sale of the Company as a whole.

     After extensive discussions with Mr. Dupee and his representatives, and discussions with several of the Company's largest shareholders, the Board and Mr. Dupee agreed that the Common Stock is undervalued and that the Board's strategy and plans as to the overall objective of enhancing shareholder value are not entirely dissimilar to those of Mr. Dupee; in fact, each had similar goals. After consultation with Mr. Dupee and certain large shareholders, all parties agreed that it would be in the Company's best interest if the management and the Board were able to seek to implement various operational and strategic initiatives through the conclusion of the 1999 Annual Meeting without the potential threat or distraction of shareholder actions by written consent or special meetings called by shareholders. As part of the Settlement Agreement, the Board has been strengthened through the addition of three new members with diverse backgrounds, all of whom share the Board's commitment to enhancing shareholder value. In addition, the management and the Board will be able to seek to implement the Company's strategic initiatives without the potential distractions and costs of other shareholder actions.

     For the text of the Amendments, see "Item 2. Certificate Amendment" and "Item 3. Bylaw Amendment." See Exhibit A for a copy of selected provisions of the Amendments which have been marked to show the changes from the current Certificate or Bylaw provisions. Exhibit B hereto sets forth selected provisions of the current Certificate and Bylaws discussed herein. For the text of the Plan Amendment, see "Item 4. Plan Amendment."

CERTAIN EFFECTS OF THE AMENDMENTS

     The Certificate Amendment would amend the Certificate to provide that shareholders may not act by written consent and may not call a special meeting(1) until after the Termination Date and would fix the number of directors at nine until the Termination Date. The purpose and effect of such proposal is to make it impossible for shareholders of the Company to effect any change in the policies or affairs of the Company or the size or compensation of the Board from the Annual Meeting through the Termination Date unless first proposed by the Board. The elimination of the shareholders' ability to act by written consent or to call a special shareholders meeting or to change the number of directors through the Termination Date will mean that between the close of the Annual Meeting and the Termination Date, the shareholders will not be able to call a special meeting or act by written consent on any matter (including changing the authorized numbers of directors). The Restriction on Shareholder Actions Bylaw Amendment is designed to supplement the Certificate Amendment by also eliminating shareholders' rights to call a special meeting until the Termination Date.

     The Certificate Amendment and the Restriction on Shareholder Actions Bylaw Amendment will prevent any actions by even a majority or "supermajority" of shareholders to call a meeting of shareholders or act by written consent until the Termination Date. Since amendments to the Certificate may only occur after the approval of both the Board and the shareholders, the Certificate Amendment would also eliminate the ability of shareholders to take any action to repeal or amend this Certificate Amendment prior to the Termination Date. If the Amendments pass, prior to the Termination Date, shareholders will be unable to enact any change to the size or composition of the Board. Accordingly, the Amendments will prevent shareholders from implementing changes to the governance and management of the Company during this period. As such, the Amendments, along with the Rights Plan, may also deter or discourage certain attempted takeover attempts, and would require persons seeking to acquire operational control of the Company prior to the 1999 Annual Meeting to initiate such an acquisition through arm's-length negotiations with the Company's management and Board. See also "Summary of Shareholders Rights Plan."

     Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's management or the Board are not necessarily detrimental to the Company and its shareholders, in all cases. However, the Board believes that during the approximately eleven-month period prior to the Termination Date, requiring that parties seeking to acquire control over or restructure the Company to negotiate with the Board so that the Board may consider the advantages of such takeover proposal against the advantages of allowing the Company to seek to continue to implement its strategic initiatives is in the best interest of the Company.

     The effect of the Directors Certificate Amendment is to set the number of directors at nine until the Termination Date and would be to freeze until the Termination Date the authorized number of directors at nine. Neither the Board nor the shareholders alone could effect the authorized number of directors during this period without an amendment to the Certificate which requires approval of the majority of the directors and a Majority of Shares. Therefore the effect of the Certificate Amendment is to essentially keep in place the current number of directors (or any replacements of such directors who are elected by the Board) through the Termination Date unless the Board wishes to change the number and the shareholders approve.

     The Restriction on Shareholder Actions Bylaw Amendment, the Shareholder Vote Bylaw Amendment and the Amendment to Bylaws by Shareholder Vote Bylaw Amendment are all intended to protect shareholder rights. The Restriction on Board Actions Bylaw Amendment protects shareholders form potential

---------------

    1 The Restriction on Shareholder Actions Bylaw Amendment would provide the same for special meetings.

Board interference with their ability to elect three directors at the Company's 1999 Annual Meeting. For example, such interference could be in the form of additional Bylaw restrictions on nominations by Shareholders. The Shareholder Vote Bylaw Amendment and the Amendment to Bylaws by Shareholder Vote Bylaw Amendment repeal the March Bylaw Amendments by decreasing the vote required to take action under these sections of the Bylaws from at least 80% of the shares eligible to vote to a Majority of Shares, except for any supermajority vote required by the Bylaws prior to the March Bylaw Amendments.

     Pursuant to the terms of the Settlement Agreement, consideration and adoption by the shareholders of the Amendments and the Plan Amendment (Items 2, 3 and 4) is subject to and conditioned upon election of the Nominees set forth under Election of Directors (Item 1). Consideration and adoption by the shareholders of the Bylaw Amendment (Item 3) is also subject to and contingent upon approval of the Certificate Amendment (Item 2), and consideration and adoption of the Plan Amendment (Item 4) is also subject to and contingent upon approval of the Amendments (Items 2 and 3).

                         ITEM 2. CERTIFICATE AMENDMENT

     The Certificate Amendment (Item 2) will not be presented for a vote or adopted unless the Nominees set forth under Election of Directors (Item 1) are elected. Shareholders can only vote on the Certificate Amendment as a package and cannot vote on each individual Certificate amendment separately.

RESTRICTION ON SHAREHOLDER ACTIONS CERTIFICATE AMENDMENT

     Under Delaware law, unless otherwise provided in the Certificate, the Bylaws can establish the persons who can call a special meeting of shareholders.
Article II, Section 3 of the Bylaws currently requires holders of a Majority of Shares to call a special meeting. The Board, the Chairman or Vice Chairman of the Board, the President or a Board Committee specifically authorized to call special meetings can also call special meetings of shareholders. The Restriction on Shareholder Actions Certificate Amendment would allow only the Board to call a special meeting through the Termination Date. Under Delaware law, the Certificate can eliminate the rights of shareholders to act by written consent; however, the Certificate currently contains no restrictions on the rights of shareholders to act by written consent. The effect of this Certificate Amendment would be to make it impossible for the shareholders to act through the Termination Date upon any proposal not proposed by the Board by prohibiting the shareholders from calling a special meeting or acting by written consent. Therefore, neither shareholders nor the Board will be able to take any action on their own initiative and this Certificate Amendment will effectively maintain in place the number of directors (or any replacements elected by such directors), the Certificate and Bylaws through the Termination Date unless changed or proposed to be changed by the Board. The Board can amend the Bylaws on its own through a majority vote of directors and can also recommend amendments to the Certificate but an amendment to the Certificate would also require approval of a Majority of Shares.

     The Restriction on Shareholder Actions Certificate Amendment terminates, without any further action required by the Board or the shareholders, on the Termination Date. Thereafter, the shareholders will be able to act by written consent and call a special meeting of shareholders in accordance with the provisions of the Certificate and Bylaws.

     The text of the Restriction on Shareholder Actions Certificate Amendment is as follows:

        "Article THIRTEENTH: Written Consents and Special Meetings of Stockholders.

        A. Sunset Provision. The provisions of this Article THIRTEENTH shall terminate and be of no force and effect after the Amendment Termination Date. (2)

        B. Written Consents. From the effective date of this amendment until the Amendment Termination Date (the "Written Consent Period"), the stockholders of this Corporation shall not be able

---------------

    (2) See the "Directors Certificate Amendment" below for a definition of Amendment Termination Date, which is the conclusion of the 1999 Annual Meeting.

           to take any action by written consent. During the Written Consent Period stockholders may only take action at an annual or special meeting of stockholders.

        C. Special Meeting of Stockholders. During the Written Consent Period stockholders of this Corporation may not call any special meetings of stockholders and special meetings of stockholders may only be called by the Board as provided for in the Bylaws of this Corporation.

DIRECTORS CERTIFICATE AMENDMENT

     Article FIFTH of Certificate currently provides that the Bylaws may set the number of Directors. Article III, Section 2 of the Bylaws provides that the number of Directors were initially set at nine and allows the Board to increase or decrease the number of Directors.(3) Pursuant to the Settlement Agreement, the number of authorized directors has been set at nine. The Directors Certificate Amendment would establish the number of directors at nine, unless another number is approved by both the Board and the shareholders. Without the Directors Certificate Amendment, the number of directors could be changed by the Board alone since the Board can change the number of directors pursuant to the current Bylaws. The Directors Certificate Amendment will prevent the Board alone or the shareholders alone from changing the authorized number of directors until the Termination Date.

     The Directors Certificate Amendment will terminate without any further action of the Board or the shareholders on the Termination Date. After the Termination Date, the Board or the shareholders could change the number of the authorized number of directors pursuant to the Bylaws.

     The text of the Directors Certificate Amendment is as follows:

        Article FIFTH shall be amended to delete the existing Section "A." therein and to replace such Section "A." with the following:

           "A. Number of Directors. From the effective date of this amendment until the conclusion of the Corporation's 1999 Annual Meeting of Stockholders (the "Amendment Termination Date"), the number of directors who shall constitute the board of directors of the Corporation (the "Board") shall be nine (9); thereafter, the number of directors who shall constitute the Board shall be fixed in accordance with the Bylaws of the Corporation."

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM 2. CERTIFICATE AMENDMENT, WHICH CONSISTS OF BOTH THE RESTRICTION ON SHAREHOLDER ACTIONS CERTIFICATE AMENDMENT AND THE DIRECTORS CERTIFICATE AMENDMENT. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE CERTIFICATE AMENDMENT.

                            ITEM 3. BYLAW AMENDMENT

     Consideration and adoption of the Bylaw Amendment will be subject to and contingent upon election of the Nominees listed under the Election of Directors (Item 1) and approval of the Certificate Amendment (Item 2). Shareholders can only vote on the Bylaw Amendment as a package and cannot vote on the Restriction on Shareholder Actions Bylaw Amendment, the Restriction on Board Actions Bylaw Amendment, Shareholder Vote Bylaw Amendment or Amendment to Bylaws by Shareholder Vote Bylaw Amendment, individually.

---------------

     (3) Currently, the shareholders can also change the authorized number of directors with the approval of at least 80% of the outstanding shares eligible to vote. The Shareholder Vote Bylaw Amendment and Amendment to Bylaws by Shareholder Vote Bylaw Amendment, when approved by a Majority of Shares and implemented by the Board, would reduce this requirement to a Majority of Shares. See "Item 3. Bylaw Amendment -- Shareholder Vote Bylaw Amendment and Amendment to Bylaws by Shareholder Vote Bylaw Amendment."

RESTRICTION ON SHAREHOLDER ACTIONS BYLAW AMENDMENT

     The Restriction on Shareholder Actions Bylaw Amendment is designed to dovetail with the Restriction on Shareholder Actions Certificate Amendment and will make the Bylaws and Certificate provisions consistent. If these two amendments are adopted, both the Certificate and the Bylaws will eliminate the rights of shareholders to call a special meeting of shareholders through the Termination Date. By its terms, the Restriction on Shareholder Actions Bylaw Amendment will be of no further force or effect after the 1999 Annual Meeting.

     The text of the Restriction on Shareholder Actions Bylaw Amendment is as follows:

        Article II, Section 3. SPECIAL MEETINGS. Article II, Section 3 shall be amended to add to the end thereof the following:

           "Notwithstanding anything to the contrary contained above from and after the effective date of this amendment until the conclusion of the Corporation's 1999 Annual Meeting of Stockholders, the stockholders of the Corporation may not call any special meeting of stockholders and special meetings of stockholders may only be called by the Board of Directors of the Corporation."

     If the Certificate Amendment is approved by the shareholders and the Bylaw Amendment is not approved, the Company believes that under Delaware law the provisions of the Certificate will prevail and the provisions of Article II,
Section 3, which would otherwise allow shareholders to call a special meeting prior to the Termination Date will be null and void.

RESTRICTION ON BOARD ACTIONS BYLAW AMENDMENT

     The Restriction on Board Actions Bylaw Amendment is designed to prohibit the Board until the Termination Date from adopting a Bylaw amendment or taking any action which would interfere with the rights of the shareholders to elect three directors at the 1999 Annual Meeting pursuant to the staggered Board provisions of Article SIXTH of the Certificate; provided that the shareholders comply with existing Bylaw requirements regarding nominations of directors. This Bylaw amendment is designed to allow the shareholders to vote for at least one-third of the Board of nine directors fixed by the Directors Certificate Amendment at the 1999 Annual Meeting and would prevent the Board from interfering with such right. By its term, the Restriction on Board Actions Bylaw Amendment will be of no force or effect after the 1999 Annual Meeting.

     The text of the Restriction on Board Actions Bylaw Amendment is as follows:

        Article II. A new Section 15 shall be added to Article II as follows:

           "Section 15. 1999 ANNUAL MEETING OF STOCKHOLDERS. Prior to the conclusion of the 1999 Annual Meeting of Stockholders, the Board of Directors will not adopt any bylaws or take any other actions that interfere with the rights of stockholders to nominate and elect three directors at such meeting in accordance with the existing Bylaws, unless such actions have been approved by the stockholders."

SHAREHOLDER VOTE BYLAW AMENDMENT AND AMENDMENT TO BYLAWS BY SHAREHOLDER VOTE BYLAW AMENDMENT

     The purpose and effect of the Shareholder Vote Bylaw Amendment and Amendment to Bylaws by Shareholder Vote Bylaw Amendment is intended to revise the Bylaws so that they revert back to what they were prior to the March Bylaw Amendments, with the exception of the Bylaw Amendment approved at the Annual Meeting. The Bylaw Amendment would reinstate the requirement that only a Majority of Shares, (as opposed to and at least eighty percent (80%) of the shares eligible to vote as required by the March Bylaw Amendments), is needed to
(i) change the authorized number of directors under Article III, Section 2 of the Bylaws, (ii) amend the provisions of the Bylaws that set the number of directors (Article III, Section 2) and (iii) amend the Bylaw provision, which require the shareholders to take certain actions to nominate a director or put a proposal before the shareholders at an annual or special meeting (Article II, Section 14). The provisions of the Bylaws dealing with shareholder amendments of the Bylaws which will be amended by the

Amendment to Bylaws by Shareholder Vote Bylaw Amendment is Article IX, Section 1 of the Bylaws. Thus, after the Bylaw Amendment is approved, Article III, Section 2 and Article II, Section 14 of the Bylaws will require only a vote of a Majority of Shares to amend such provisions. Notwithstanding the adoption of the Bylaw Amendment, the adoption of the Certificate Amendment will prevent the shareholders from changing the number of directors through a Bylaw amendment until after the Termination Date, unless both the Board and the shareholders agree to amend the Certificate. Independently, the Board can still amend such Bylaws. However, until the Termination Date, the Amendments will restrict the Board's ability to make amendments to the Bylaws on its own which would interfere with the shareholders rights to nominate and elect three directors at the 1999 Annual Meeting. Even if the Amendments are approved, affirmative vote of at least 80% of the shares eligible to vote will still be required to amend
Article II, Section 3 of the Bylaws (special meetings of shareholders) and
Article IX, Sections 1 and 2 of the Bylaws (amendment of the Bylaws by shareholders and directors).

     If the Amendments are approved, after the Termination Date, the shareholders will be able to fix the number of directors by a vote of a Majority of Shares.

     The text of the Shareholder Vote Bylaw Amendment and the Amendment to Bylaws by Shareholder Vote Bylaw Amendment are as follows:

        Shareholder Vote Bylaw Amendment:

           Article III, Section 2. NUMBER OF DIRECTORS. Article II, Section 2 shall be amended to delete the remainder of the second sentence after "directors" on the fourth line and insert in lieu thereof:

               "or a majority vote of the outstanding shares entitled to vote thereon."

        Amendment to Bylaws by Shareholder Vote Bylaw Amendment:

           Article IX, Section 1. AMENDMENT BY STOCKHOLDERS. Article IX, Section 1 shall be amended to delete "Sections 3 and 14 of Article II,
           Section 2 of Article III and Sections 1 and 2 of Article IX" commencing on the fifth line thereof and insert in lieu thereof:

               "Section 3 of Article II and Sections 1 and 2 of Article IX"

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM 3. BYLAW AMENDMENT, WHICH INCLUDES THE RESTRICTIONS ON SHAREHOLDER ACTIONS BYLAW AMENDMENT, THE RESTRICTION ON BOARD ACTIONS BYLAW AMENDMENT, THE SHAREHOLDER VOTE BYLAW AMENDMENT AND THE AMENDMENT TO BYLAWS BY SHAREHOLDER VOTE BYLAW AMENDMENT. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE BYLAW AMENDMENT.

                             ITEM 4. PLAN AMENDMENT

     Shareholder consideration and adoption of the Plan Amendment is subject to and conditioned upon, election of the Nominees (Item 1) and adoption of the Amendments (Items 2 and 3).

     Under the Rights Plan, the Board can elect to redeem the rights under the Rights Plan or amend the Rights Plan prior to the rights becoming exercisable, only with the concurrence of the Disinterested Directors. Disinterested Directors are defined under the Rights Plan to be Continuing Directors who are not (i) officers or employees of the Company, (ii) an Acquiring Person(4) and their affiliates and associates, or (iii) any person who is proposed or nominated by such an Acquiring Person or certain related persons. Continuing Directors are defined to be the directors as of February 24, 1998 or successor directors elected by the majority of Continuing Directors. The Plan Amendment would eliminate the Continuing Directors requirement from the definition of Disinterested Directors and make the Continuing Directors definition the same as Disinterested

---------------

    4 For a definition of the terms used in this sentence, see "Summary of Shareholders Rights Plan."

Directors. The Plan Amendment enables the shareholders to ultimately dictate the implementation and utilization of the Rights Plan by electing a majority of the Board who are not Disinterested Directors. Without this Plan Amendment, Continuing Directors could represent a minority of the Board but would still control the Rights Plan's implementation in the event of a potential takeover attempt. The Plan Amendment would make it easier for a person who does not become an Acquiring Person under the Rights Plan but who might solicit proxies or consents to elect a majority of directors, to either redeem the rights or to amend the Rights Plan (including terminating the Rights Plan) prior to the rights becoming exercisable. For instance, without the Plan Amendment, if the Dupee Consent Solicitation was successful and his ten nominees became a majority of the Board, the six previously serving directors would be Continuing Directors and would have still controlled theimplementation of or any amendment to the Rights Plan notwithstanding the views of the majority of the directors nominated by Mr. Dupee and elected by the shareholders.

     The text of the Plan Amendment is as follows:

        Sections 1(h) and 1(i) of the Rights Agreement between this Corporation and American Stock Transfer & Trust Corporation, as rights agent, dated February 24, 1998 is hereby amended to read as follows:

           "(h) "CONTINUING DIRECTORS" shall have the same meaning as "Disinterested Directors" as defined in Section 1(i) hereof."

           "(i) "DISINTERESTED DIRECTORS" shall mean the members of the Board of Directors who are not (i) officers or employees of the Corporation,
           (ii) Acquiring Persons or their Affiliates or Associates or representatives of any of them, or (iii) any Person who was directly or indirectly proposed or nominated as a director of the Corporation by an Acquiring Person or a Transaction Person."

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM 4. PLAN AMENDMENT. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE PLAN AMENDMENT.

                    ITEM 5. REIMBURSEMENT OF DUPEE EXPENSES

     As part of the Settlement Agreement, the Company agreed that it would recommend to its shareholders that they approve the Reimbursement of Dupee Expenses by the Company up to a maximum of $450,000 if the Shareholder Agreements were signed by a Majority of Shares or the Reimbursement of Dupee Expenses were approved by the shareholders at the Annual Meeting. Since Approving Shareholders who have not declared their Shareholder Agreements to be null and void now represent less than a Majority of Shares, the Reimbursement of Dupee Expenses is being presented to the shareholders for their approval at the Annual Meeting.

     The Dupee Expenses will be reimbursed to the extent Mr. Dupee has presented appropriate verification thereof. In connection with the foregoing, Mr. Dupee has requested reimbursement for an aggregate of $444,135 which will be paid if the shareholders approve such reimbursement. According to the Dupee Consent Solicitation, Mr. Dupee was to bear 40% of the cost of the Dupee Consent Solicitation, North Atlantic Smaller Companies Investment Trust, 40%, and American Opportunity Trust, 20%, although if successful, Mr. Dupee indicated that he would have the Company reimburse them for such fees and expenses.

     The Company estimates that it incurred, in addition to the Dupee Expenses, approximately $800,000 in connection with the Dupee Consent Solicitation and the related litigation. Such amounts do not include the cost of holding the Annual Meeting.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ITEM 5. REIMBURSEMENT OF DUPEE EXPENSES. PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE REIMBURSEMENT OF DUPEE EXPENSES.

                  ITEM 6. OTHER BUSINESS OF THE ANNUAL MEETING

     The Board has not been notified of and is not aware of any matter to be presented at the Annual Meeting or any postponement or adjournment thereof which is not listed on the Notice of Annual Meeting and discussed above. The Company has not received any notice of a shareholder proposal or any nominees for directors to be considered at the Annual Meeting pursuant to the Bylaws and the period under which such notice is required to be submitted has passed. If other matters should properly come before the Annual Meeting, however, the persons named in the accompanying proxy will vote all such proxies in accordance with the recommendation of the Board, or if no such recommendation is given, in their own discretion.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company as of the date of this Proxy Statement are as follows:

          NAME            AGE                            POSITION
          ----            ---                            --------
Peter J. Ratican........  54    Chairman of the Board of Directors, Chief Executive Officer
                                and President
Richard A. Link.........  44    Chief Financial Officer, Executive Vice
                                President -- Finance and Administration
Randall S. Anderson.....  47    Senior Vice President, Plan Operations Support
Alan D. Bloom...........  51    Senior Vice President, Secretary and General Counsel
Warren D. Foon..........  41    Vice President, General Manager -- Maxicare California
Sanford N. Lewis........  55    Vice President -- Administrative Services
Vicki F. Perry..........  45    Vice President, General Manager -- Maxicare Indiana

     For the biography of Peter J. Ratican, see "Item 1 -- Election of
Directors."

     RICHARD A. LINK was appointed Chief Financial Officer, Executive Vice President -- Finance and Administration of the Company in December 1997. Mr. Link served as Chief Accounting Officer and Senior Vice President -- Accounting of the Company from September 1988 to December 1997. He has a Bachelor's degree in Business Administration from the University of Southern California and is a certified public accountant.

     RANDALL S. ANDERSON, D.D.S., was appointed Senior Vice President -- Plan Operations Support, in January, 1990. Dr. Anderson joined the Company in 1982. He received a Bachelor's degree in Finance and a Doctorate of Dental Surgery from the University of Southern California.

     ALAN D. BLOOM has been Senior Vice President, Secretary and General Counsel to the Company since July 1987. Mr. Bloom joined the Company as General Counsel in 1981. Mr. Bloom received a Bachelor's degree in Biology from the University of Chicago, a Masters of Public Health from the University of Michigan, and a J.D. degree from American University.

     WARREN D. FOON was appointed Vice President, General Manager of the California HMO in May of 1995. Mr. Foon was Vice President -- Plan Operations Support of the Company from March 1989 through April 1995 and Vice
President -- National Provider Relations from October 1987 through February 1989. Mr. Foon received a Doctor of Pharmacy and a Masters of Public Administration from the University of Southern California and a Bachelor of Arts in Biology from the University of California at Los Angeles.

     SANFORD N. LEWIS was appointed Vice President -- Administrative Services of the Company in February 1996. He was Associate Vice President -- Underwriting from July 1993 to January 1996 and prior to that National Director Data Control. Mr. Lewis has been with the Company since 1987.

     VICKI F. PERRY was appointed Vice President, General Manager of Maxicare Indiana, Inc. in January 1992. From January 1990 to December 1991 she served as Executive Vice President -- Plan Operations Support of the Company. Ms. Perry has been with the Company since 1982. Ms. Perry is a graduate of Indiana University.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1997, 1996 and 1995, of those persons who were, at December 31, 1997 (i) the chief executive officer, (ii) the other four most highly compensated executive officers of the Company or (iii) would have been among the four most highly compensated executive officers of the Company had they held such title at December 31, 1997 (collectively the "Named Officers"):

                                         ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                    ------------------------------   ---------------------------------------------
         NAME AND                                PLAN                STOCK OPTIONS   RESTRICTED STOCK   ALL OTHER
    PRINCIPAL POSITION       YEAR    SALARY    BONUS(1)   BONUS(2)     AWARDS(1)        AWARDS(3)        COMP.(4)
    ------------------       ----   --------   --------   --------   -------------   ----------------   ----------
Peter J. Ratican...........  1997   $500,000   $71,993                   70,000                         $    4,800
  Chairman of the Board of   1996   $481,250              $146,872       70,000                         $    4,500
  Directors, Chief
    Executive                1995   $425,000   $25,278    $356,862                      $1,048,125      $    4,500
  Officer and President
Eugene L. Froelich(5)......  1997   $400,000   $71,993                   70,000                         $2,204,800(5)
  Executive Vice
    President --             1996   $381,250              $146,872       70,000                         $    4,500
  Finance and
    Administration,          1995   $325,000   $25,278    $356,862                      $1,048,125      $    4,500
  Chief Financial Officer
  and Director
Richard A. Link(6).........  1997   $223,164                                                            $    4,800
  Executive Vice
    President --             1996   $215,000                             10,000                         $    4,500
  Finance and
    Administration,          1995   $205,000                             10,000                         $    4,500
  Chief Financial Officer
Randall S. Anderson........  1997   $190,000                                                            $    4,800
  Senior Vice President --   1996   $180,000                             10,000                         $    4,500
  Plan Operations Support    1995   $165,000                             10,000                         $    4,500
Alan D. Bloom..............  1997   $218,000                                                            $    4,800
  Senior Vice President --   1996   $213,000                              5,000                         $    4,500
  Secretary and General      1995   $208,000                                                            $    4,500
  Counsel
Aivars L. Jerumanis(7).....  1997   $200,000                                                            $    4,800
  Senior Vice President --   1996   $195,000                              5,000                         $    4,500
  Management Information     1995   $190,000                              5,000                         $    4,500
  Systems and Chief
  Information Officer

---------------
(1) These amounts are bonuses payable pursuant to the Joint Plan of Reorganization dated May 14, 1990 (the "Plan") pursuant to which the Company emerged from protection under Chapter 11 of the United States Bankruptcy Code on December 5, 1990. The bonus payments (the "Plan Bonus") were paid from Plan funds (not Company funds) held by the disbursing agent in a segregated account.

(2) These amounts include $146,872 and $256,862 paid in February 1997 and 1996, respectively, pursuant to employment agreements entered into by the Company with Peter J. Ratican and Eugene L. Froelich ("Senior Management"). These employment agreements call for the payment of a bonus to Senior Management based upon the Company's annual pre-tax earnings before extraordinary items. The 1995 amount also includes a $100,000 bonus paid to Senior Management in February 1995 as determined by the Board.

(3) These amounts represent the fair market value of 65,000 shares of Restricted Stock awarded to each of the Named Officers on February 27, 1995, based upon the closing market price of Common Stock on that date ($16.125). Mr. Froelich's Restricted Stock vested upon his termination from the Company on December 11, 1997. Based upon the closing price of Common Stock on that day ($11.25) the Restricted

    Stock awarded to Mr. Froelich had a fair market value of $731,250 upon vesting. The Restricted Stock held by Mr. Ratican vested on February 27, 1998. Based upon the closing price of Common Stock at December 31, 1997 ($10.88), the Restricted Stock awarded to Mr. Ratican had a fair market value of $707,200 at that date. Although dividends if declared would have been payable on the Restricted Stock prior to its vesting, no such dividends were declared or paid to shareholders during this period.

(4) These amounts include contributions made by the Company on behalf of the Named Officer under the Company's 401(k) Savings Incentive Plan.

(5) Of such amount, $2,200,000 reflects payment made to Mr. Froelich on January 30, 1998 in settlement of certain obligations of the Company to Mr. Froelich in connection with his employment agreement. Mr. Froelich's employment as Executive Vice President -- Finance and Administration and Chief Financial Officer of the Company was terminated on December 11, 1997. Mr. Froelich resigned as a director of the Company effective January 30, 1998.

(6) Mr. Link served as Senior Vice President -- Accounting and Chief Accounting Officer until December 11, 1997 when he was named Executive Vice
    President -- Finance and Administration and Chief Financial Officer.

(7) Mr. Jerumanis served as Senior Vice President -- Management Information Systems and Chief Information Officer from January 1990 through the termination of his employment with the Company on January 5, 1998.

OPTION GRANTS

     Shown below is further information on grants of stock options during the year ended December 31, 1997, to the Named Officers which are reflected in the Summary Compensation Table.

                                                                                     POTENTIAL REALIZABLE VALUE
                       NUMBER OF    PERCENTAGE OF                                      AT ASSUMED ANNUAL RATES
                       SECURITIES   TOTAL OPTIONS                                     OF STOCK APPRECIATION FOR
                       UNDERLYING     GRANTED TO      EXERCISE OR                          OPTION TERM(3)
                        OPTIONS      EMPLOYEES IN      BASE PRICE      EXPIRATION    ---------------------------
        NAME           GRANTED(1)    FISCAL 1997     $ PER SHARE(2)       DATE           5%             10%
        ----           ----------   --------------   --------------   ------------   -----------   -------------
Peter J. Ratican.....    70,000        43.75%            $22.25       Jan. 1, 2007    $979,503      $2,482,254
Eugene L. Froelich...    70,000        43.75%            $22.25       Jan. 1, 2007    $979,503      $2,482,254

---------------
(1) Options were granted under the Senior Executives Plan as of January 1, 1997 and vest upon date of grant.

(2) The option exercise price is subject to adjustment in the event of a stock split or dividend, recapitalization or certain other events.

(3) The actual value, if any, the Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by the Named Officer will be at or near the value estimated. This amount is net of the option exercise price.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the unexercised options to purchase Common Stock granted in fiscal 1997 and prior years under employment agreements, the 1990 Stock Option Plan, the 1995 Stock Option Plan and the Senior Executives Plan to the Named Officers and held by them at December 31, 1997.

                                              NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                 OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                                                DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                                           ----------------------------    ----------------------------
                  NAME                     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                  ----                     -----------    -------------    -----------    -------------
Peter J. Ratican.........................    417,778                       $1,204,168
Eugene L. Froelich.......................    417,778                       $1,204,168
Richard A. Link..........................     69,999         10,001        $  149,975          $0
Randall S. Anderson......................     29,999         10,001        $    6,225          $0
Alan D. Bloom............................      4,166          3,334        $        0          $0
Aivars L. Jerumanis......................     34,999          5,001        $   63,725          $0

---------------
(1) Based on the closing price on the NASDAQ-NMS on that date ($10.88), net of the option exercise price.

     Shown below is information with respect to stock options exercised by Named Officers in 1997.

                                                               NUMBER OF
                                                                SHARES
                                                               ACQUIRED        VALUE
                            NAME                              ON EXERCISE     REALIZED
                            ----                              -----------    ----------
Peter J. Ratican............................................    150,000      $2,043,750
Eugene L. Froelich..........................................    150,000      $2,043,750
Alan D. Bloom...............................................      5,000      $   70,300

EMPLOYMENT AGREEMENTS

     As of January 1, 1992, the Company entered into five-year employment agreements with Peter J. Ratican and Eugene L. Froelich ("Senior Management") which agreements were amended by amendments dated February 27, 1995 . As of April 1, 1996, and as amended on February 11, 1997, the Company entered into new five-year employment agreements with Peter J. Ratican and Eugene L. Froelich (the "Employment Agreements"). These Employment Agreements provide for annual base compensation of $500,000 for Mr. Ratican and $400,000 for Mr. Froelich, subject to increases and bonuses, as may be determined by the Board based on annual reviews.

     On December 11, 1997 Mr. Froelich's employment with the Company and his Employment Agreement were terminated. The settlement of certain obligations under his Employment Agreement is discussed below. Except as discussed below, currently the ongoing obligations under the Employment Agreements apply only to Mr. Ratican.

     The Employment Agreements provide that upon the termination of either member of Senior Management (i) by the Company for reasons other than death, incapacity, or "Cause" or (ii) voluntary termination for "Good Reason" ((i) and (ii) collectively defined as "Without Cause"), the terminated member will be entitled to receive (a) a payment equal to the balance of the terminated member's annual base salary which would have been paid over the remainder of the term of the Employment Agreement; (b) an additional one year's annual base salary; (c) payment of any performance bonus amounts which would have otherwise been payable over the remainder of the term of the Employment Agreement; (d) immediate vesting of all stock options; and (e) the continuation of the right to participate in any profit sharing, bonus, stock option, pension, life, health and accident insurance, or other employee benefit plans including a car allowance through March 31, 2001. "Cause" is defined as: (i) the willful or habitual failure to perform requested duties commensurate with his employment without good cause; (ii) the willful engaging in misconduct or inaction materially injurious to the Company; or (iii) the conviction of a felony or of a crime involving moral turpitude, dishonesty or theft. "Good Reason" is defined as the voluntary termination by either member of Senior Management, as a result of the occurrence, without such member of Senior Management's express written consent, of a substantial, material and adverse change in such member of Senior Management's conditions of employment imposed by the Company; including but not limited to: (a) the assignment by the Company of any duties materially inconsistent with, or the diminution of, such member of Senior Management's positions, titles, offices, duties and responsibilities with the Company, or any removal or any failure to re-elect such member of Senior Management to, any titles, offices or positions held by such member of Senior Management hereunder, including membership on the Board; or (b) a reduction by the Company in such member of Senior Management's base salary or any other compensation or benefit provided for herein; provided, however, that the occurrence of any of the foregoing shall not constitute "Good Reason" to the extent that such occurrence is part of a change in benefits, compensation, policies or practices that affect substantially all of the employees of the Company; or (c) a change or relocation of such member of Senior Management's place of employment, without his written consent, other than within thirty (30) miles of such location; or (d) the failure of the Company to obtain the explicit assumption in writing of its obligation under the Employment Agreement by any successor entity.

     In the event of a "Change of Control" of the Company, either member of Senior Management may elect to terminate the Employment Agreement within 120 days after such "Change of Control" (the "Change of Control Period") in which case the electing member will be entitled to receive a payment equal to 2.99 times that member's average annualized compensation from all sources from and relating to the Company, which is includable in that member's gross income (including the value of unexercised options and termination of forfeiture restrictions on shares of Common Stock issued to that member pursuant to the term of the Restricted Stock Grant Agreement) for the most recent five taxable years ending with and including the calendar year in which the "Change of Control" occurs, together with the immediate vesting of all options to purchase shares of Common Stock not otherwise already vested pursuant to the terms of such options and all shares of Restricted Stock not otherwise already vested pursuant to the terms of the applicable Restricted Stock Grant Agreement (the "Change of Control Payment"). Currently, Mr. Ratican, the remaining member of Senior Management has no unvested options or Restricted Stock.

     Under the Employment Agreements, a "Change of Control" is defined as: (i) any transaction or occurrence which results in the Company ceasing to be publicly owned with at least 300 shareholders; (ii) any person or group becoming beneficial owner of more than 40% of the combined voting power of the Company's outstanding securities; (iii) "Continuing Directors", defined as directors as of April 1, 1996 or any subsequent director nominated by a vote of a majority of the Continuing Directors then in office, ceased to be a majority of the Board;
(iv) the merger or consolidation of the Company with or into any other non-affiliated entity whereby the Company's equity security holders, immediately prior to such transaction, own less than 60% of the equity; or (v) the sale or transfer of all or substantially all of the Company's assets. In the event of death or incapacity, the member of Senior Management or his estate, shall receive the equivalent of 90 days base salary and in the case of incapacity, the continuation of health and disability benefits. The Employment Agreements also provide that in the event either member of Senior Management does not receive an offer for a new employment agreement containing terms at least as favorable as those contained in the existing Employment Agreement before the expiration of such Employment Agreements, such member will be entitled to receive a payment equal to one year's base salary under the terminating agreement. Under these Employment Agreements, each member of Senior Management is entitled to receive an annual performance bonus, which is based on the Company's annual pre-tax earnings, before extraordinary items, over $10 million. The annual performance bonus may not exceed $2,000,000 for any year and shall be in an amount equal to 2% of the pre-tax earnings in excess of $10 million, 2 1/2% of pre-tax earnings in excess of $15 million and 3% of pre-tax earnings in excess of $20 million. In addition, upon the sale of the Company, a sale of substantially all of its assets or a merger where the Company shareholders cease to own a majority of the outstanding voting capital stock (a "Sale"), each member of Senior Management will be entitled to a sale bonus which is based on a percentage of the excess sale value of the Company over an initial value of $147 million in an amount equal to 1% of the sale value in excess of $147 million, 1 1/2% of the sale value in excess of $197 million, 2% of the sale value in excess of $247 million and 2 1/2% of the sale value in excess of $347 million (the "Sale Bonus"). Each member of Senior Management shall be entitled to a Sale Bonus if a Sale occurs during the term of the

Employment Agreements or thereafter if a definitive agreement with respect to a Sale, which is consummated, is entered into within 90 days after the termination of such member of Senior Management's Employment Agreement Without Cause.

     Effective March 28, 1998, the Board approved an amendment to Mr. Ratican's Employment Agreement to clarify that the Change of Control Payment in the Ratican Employment Agreement would also be payable if Mr. Ratican was terminated Without Cause, died or became disabled during the 120 day period within which he is able to voluntarily terminate the Employment Agreement after a Change of Control. This amendment does not affect the amount payable under the Employment Agreement in connection with a Change of Control Payment. The purpose of this amendment was to ensure that Mr. Ratican would not feel that he would be required to terminate his Employment Agreement immediately upon a Change of Control for fear of losing his rights. The Ratican Employment Agreement was also amended to revise the Sale Bonus provision to provide that after a Change of Control a Sale Bonus would be payable in the event a Sale occurs: (i) within one year if Mr. Ratican terminates voluntarily or (ii) through the end of the Employment Agreement if it is terminated Without Cause. The amount of the Sale Bonus payable to Mr. Ratican under the Employment Agreement was not amended. The purpose of this amendment was to reflect Mr. Ratican's contribution to increasing the value of the Company during his tenure as Chief Executive Officer and President by extending the time period in which the Sale Bonus is to be payable to Mr. Ratican. In addition, Mr. Ratican would be entitled to a Sale Bonus if after a Change of Control a definitive agreement with respect to a Sale, which is consummated, is entered into (a) within one year if Mr. Ratican elects to terminate the Employment Agreement as a result of the Change of Control or the Employment Agreement terminates during the Change of Control Period as a result of Mr. Ratican's death or incapacity or (b) on or before March 31, 2001 if the Employment Agreement is terminated Without Cause after a Change of Control.

     On December 11, 1997 the employment of Mr. Froelich was terminated. Effective January 30, 1998 the Company and Mr. Froelich entered into an agreement (the "Release") which settled various obligations of the Company under Mr. Froelich's Employment Agreement. Pursuant to the Release the Company made on January 30, 1998 a settlement payment to Mr. Froelich of $2.2 million in satisfaction of various provisions of the Froelich Employment Agreement, including (i) the payment of his base salary through the remainder of the term,
(ii) the payment of an additional one year's annual base salary, (iii) the settlement of any performance bonus which would otherwise be payable over the remainder of the term, and (iv) the settlement of the continuation of the right to participate in any profit sharing, bonus, stock option, pension, life, health and accident insurance, or other employee benefit plans including a car allowance through March 31, 2001. In addition, pursuant to the terms of the Froelich Employment Agreement, Mr. Froelich received the full vesting of all 65,000 shares of Restricted Stock effective December 11, 1997 and in connection therewith Mr. Froelich delivered to the Company 32,728 shares to pay withholding taxes whereupon the Company delivered the remaining 32,272 shares to Mr. Froelich. The Company remains obligated to indemnify Mr. Froelich for certain matters and for all benefits due or which may become due Mr. Froelich pursuant to the terms of the Maxicare Health Plans, Inc. Supplemental Executive Retirement Plan (the "SERP"); however, the parties clarified these obligations pursuant to the Release. On January 30, 1998 Mr. Froelich resigned from the Board.

     As of January 1, 1995, the Company entered into an employment agreement effective through December 31, 1997 with Richard A. Link. The contract provided for a minimum base salary of $205,000 subject to increases and bonuses, as may be determined from time to time by the Chief Executive Officer of the Company. On December 11, 1997 Mr. Link was named Executive Vice President -- Finance and Administration and Chief Financial Officer of the Company. As of December 11, 1997, the Company terminated the prior agreement with Mr. Link and entered into a three-year employment agreement with Mr. Link which provides for an annual base salary of $275,000, subject to increases and bonuses as may be determined from time to time by the Company's Chief Executive Officer (the "Link Employment Agreement"). The Link Employment Agreement further provides that upon the termination of Mr. Link by the Company without cause or upon the voluntary termination of employment by Mr. Link for certain reasons as set forth in the Link Employment Agreement, Mr. Link will be entitled to receive (i) a payment equal to the balance of his annual base salary which would have been paid over the remainder of the term of the Link Employment Agreement; (ii) an additional one year's annual base salary; (iii) immediate vesting of all stock options; and (iv) the continuation of the right to participate in any profit sharing, pension, life, health and accident insurance, or other employee benefit plans including a car allowance through December 11, 2000. Cause is defined as:
(i) the continued failure or refusal to substantially perform duties pursuant to the terms of the employment agreement; (ii) the engaging in misconduct or inaction materially injurious to the Company; or (iii) the conviction of a felony or of a crime involving moral turpitude. In the event of a Change of Control of the Company, Mr. Link may elect to terminate the employment agreement within 120 days after such Change in Control in which case he will be entitled to receive a payment equal to 2.99 times his annualized compensation, as defined in the Link Employment Agreement. In the event of death or incapacity, Mr. Link, or his estate, shall receive the equivalent of 90 days base salary and in the case of incapacity, the continuation of health and life insurance benefits. The Link Employment Agreement also provides that in the event Mr. Link does not receive an offer for a new employment agreement containing terms at least as favorable as those contained in the existing employment agreement, Mr. Link will be entitled to receive a payment equal to one year's base salary under the terminating agreement.

     In connection with its approval of the Settlement Agreement, the Board on May 8, 1998 amended the Ratican Employment Agreement and the Link Employment Agreement to clarify that although the New Directors were elected to the Board by a majority of the "Continuing Directors" as such term is defined in such employment agreements, they would not be considered "Continuing Directors" for the purposes of determining whether a "Change of Control" had occurred under such employment agreements.

     Assuming a "Change of Control" occurred on June 8, 1998 and termination of employment on such date by Mesrs. Ratican and Link and utilizing the Common Stock's closing price of $8.875 on such date then under their respective employment agreements discussed above, the Company estimates that Messrs. Ratican and Link would be entitled to receive approximately $3,403,000 and $822,000, respectively. Such amount for Mr. Ratican could be substantially increased if any Sale Bonus becomes due under the terms of his Employment Agreement during the year in which a Change of Control occurs. Any such Sale Bonus would be included in calculating his annualized compensation following a "Change of Control."

     As of January 1, 1995, the Company entered into employment agreements, effective through December 31, 1997, with Randall S. Anderson, Alan D. Bloom, and Aivars L. Jerumanis. The contracts provided for minimum base salaries of $165,000, $208,000, and $190,000 for Messrs. Anderson, Bloom, and Jerumanis, respectively, subject to increases and bonuses, as may be determined from time to time by the Chief Executive Officer of the Company. As of January 1, 1998, the Company entered into new employment agreements with Mr. Anderson and Mr. Bloom effective through December 31, 1999 and December 31, 1998, respectively. Pursuant to these respective agreements, in the event that either Mr. Anderson or Mr. Bloom is terminated without cause as set forth in the agreements, he will be entitled to receive (a) the greater of his base salary through the expiration date of the agreement or six months base salary and (b) health, dental, disability and life insurance benefits he was receiving prior to such termination.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The SERP was adopted by the Company on January 1, 1997. The SERP is an unfunded retirement plan which covers key executives of the Company as designated by the Board (the "Participants"). All of the Named Officers of the Company are designated Participants. The SERP provides for a retirement benefit equal to 25% of the Participant's average compensation (the average of the Participant's base salary and annual bonus for the final three years of service) to be reduced by 1/15th for each year of service by which the Participant's years of service are less than 15 years. The retirement benefit fully vests upon the Participant reaching the age of 55 or upon a "Change of Control" if the Participant's employment with the Company is terminated within two years after the "Change of Control". Since the Continuing Directors were the same on April 1, 1996 and when the SERP was instituted, "Change of Control" for purposes of the SERP has the same meaning as in the Employment Agreements. On March 28, 1998 the SERP was amended to provide for full vesting to Participants who elect to terminate their employment with the Company pursuant to a Change of Control clause in their employment agreement. The purpose of this amendment was to conform the provisions of the SERP with the change of control provisions in employment agreements. Currently, the only employment agreements that have such provisions are the Ratican Employment Agreement and Link

Employment Agreement. The normal retirement benefit is payable at age 65; however, the Participant may elect to receive an early retirement benefit whereupon, such benefit will be reduced by 1/240th for each month by which the distribution precedes the normal retirement date. In addition, the SERP provides for a pre-retirement death benefit equal to 200% of the Participant's average compensation. In connection with its approval of the Settlement Agreement, the Board on May 8, 1998 amended the SERP to clarify that although the New Directors were elected to the Board by a majority of the "Continuing Directors" as such term is defined in the SERP, they would not be considered "Continuing Directors" for the purposes of determining whether a "Change of Control" had occurred under the SERP.

COMPENSATION OF DIRECTORS

     During 1997, non-employee directors of the Company (the "Outside Directors") received compensation for their services as directors. These members were Claude S. Brinegar, Florence F. Courtright, Thomas W. Field, Jr., Charles
E. Lewis and Alan S. Manne. During 1997, Messrs. Brinegar and Field each earned $44,000, Ms. Courtright and Mr. Manne each earned $41,000 and Dr. Lewis earned $42,500. During 1998, the Outside Directors will receive cash compensation for their services in the amount of $30,000 per year, plus $750 per meeting. In addition, directors are entitled to be reimbursed for all reasonable out-of-pocket expenses incurred in connection with their services as directors of the Company.

     The Outside Directors have received options to purchase shares of Common Stock at an exercise price equal to the market price at the date of grant. Set forth below is a schedule of the outstanding options at December 31, 1997 held by the Outside Directors, the date of grant and the exercise price of such options:

                                                    # OF                             EXERCISE PRICE
                    DIRECTOR                       OPTIONS       DATE OF GRANT         PER SHARE
                    --------                       -------    -------------------    --------------
Claude S. Brinegar...............................  10,000     December 20, 1993          $ 9.63
                                                    5,000     July 26, 1996              $14.75
                                                    5,000     January 2, 1997            $22.25
Florence F. Courtright...........................  10,000     November 5, 1993           $10.88
                                                    5,000     July 26, 1996              $14.75
                                                    5,000     January 2, 1997            $22.25
Thomas W. Field..................................  10,000     December 20, 1993          $ 9.63
                                                    5,000     July 26, 1996              $14.75
                                                    5,000     January 2, 1997            $22.25
Charles E. Lewis.................................   5,000     July 26, 1996              $14.75
                                                    5,000     January 2, 1997            $22.25
Alan S. Manne....................................   5,000     January 28, 1994           $12.63
                                                    5,000     July 26, 1996              $14.75
                                                    5,000     January 2, 1997            $22.25

     For those outstanding options granted prior to July 26, 1996 the options vested at the date of grant and expire five years from the date of grant provided these directors continue to serve as directors of the Company. If the directorship is terminated, such options expire 30 days from the date of such termination.

     The options granted July 26, 1996 and thereafter to Outside Directors were issued under the Company's Outside Directors 1996 Formula Stock Option Plan. Commencing January 2, 1997, and each January 2nd thereafter, each Outside Director then serving on the Board shall receive a grant of stock options to purchase 5,000 shares of Common Stock. The options vest six months from the date of grant and expire ten years from the date of grant provided the director continues to serve as a director of the Company. In the event of termination of the directorship, such options expire one year from the date of such termination.

     On February 26, 1997, Mr. Field exercised 10,000 options granted to him on April 1, 1992 at an exercise price of $10.50. On April 30, 1997, Mr. Manne exercised 5,000 options granted to him on January 28, 1994 at an exercise price of $12.63.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     In December 1997 Randall S. Anderson, Senior Vice President, Plan Operations Support, was designated an executive officer of the Company. Mr. Anderson did not file a Form 3 Initial Statement of Beneficial Ownership of Securities with the SEC until March 13, 1998.

     Based upon its review of such reports received by it and written representations of reporting persons, the Company believes that, except for the above mentioned item, its executive officers and directors filed all required reports on a timely basis.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1997 the Compensation Committee consisted of three outside directors, Claude S. Brinegar, Thomas W. Field and Florence F. Courtright. In addition, during such period Peter J. Ratican, the Company's President and Chief Executive Officer, served as an ex-officio or non-voting member of the Compensation Committee. Mr. Ratican, as an ex-officio member of this Compensation Committee, did not vote on matters coming before the Compensation Committee but advised the members of the Compensation Committee on management recommendations and responded to questions from the members of the Compensation Committee on matters before it. However, Mr. Ratican did not participate in any decisions regarding his own compensation as an executive officer. The Board as a whole determines Mr. Ratican's total compensation package.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 18, 1997 the Company entered into recourse loan agreements with Peter J. Ratican and Eugene L. Froelich (the "Executives" and individually the "Executive") whereby the Company loaned to each Executive $2,229,028 in connection with the exercise of certain stock options granted to the Executives on February 25, 1992. The loans are evidenced by a secured Promissory Note which provides for interest compounding monthly at the one year London Interbank Offered Rate plus 50 basis points in effect from time to time and subject to certain adjustments in the event the Company enters into a transaction to borrow funds. The interest rate in effect as of February 18, 1997 was 6.25%. All principal and accrued interest is due at the maturity date of April 1, 2001 or upon an event of default; provided however, that if Executive sells any shares of the Common Stock serving as security under the loan agreement, then Executive shall pay a pro rata share of the proceeds to the Company to be applied against any outstanding principal and accrued interest owed by such Executive as of such date. For disclosure regarding terms of the Settlement Agreement which provides for the Company's Reimbursement of Dupee Expenses see also "Item 5. Reimbursement of Dupee Expenses."

                  THE 1997 BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

     The fundamental philosophy of the Company's compensation program is to offer compensation opportunities for all employees which are based on the individual's contribution and personal performance. Consideration is also given to a person's potential for future responsibility and promotion.

     In designing and administering the individual elements of the executive compensation program, the Compensation Committee strives to balance short and long-term incentive objectives and employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payments. Essentially, the executive compensation program of the Company has been designed to:

     -- support a pay for performance policy that differentiates in compensation amounts based on corporate, business unit and individual performance;

     -- motivate key executive officers to achieve strategic business initiatives and reward them for their achievement;

     -- provide compensation opportunities which are comparable to those offered by other leading companies in the health care industry, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

     -- align the interest of executives with the long-term interest of stockholders through award opportunities that can result in bonuses and ownership of Common Stock.

RELATIONSHIP OF PERFORMANCE UNDER THE COMPENSATION PROGRAM

     The compensation program supports the Company's internal culture and human resource values which are to foster career opportunities and develop the best people at all levels and to encourage and reward actions which put the interests of the Company as a whole ahead of functional specialties and individual considerations.

     During 1997, the compensation program for all executives, including the Chief Executive Officer (the "CEO") and the four other most highly compensated executive officers other than the CEO (the "named executives"), is comprised of two elements:

     -- Base salary and benefits typically offered to executives by major corporations.

     -- Stock option grants to provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. These stock options are tied to the future performance of the Company's stock and will provide value to the recipient only when the price of the Company's stock increases above the option grant price.

     For the named executives, other than the CEO and Eugene L. Froelich the Company's former Executive Vice President -- Finance and Administration and Chief Financial Officer (the "CFO"), the Compensation Committee determined that to attract and retain quality executives the primary emphasis should remain in 1997 on base salary rather than performance measured compensation.

     In addition to the above mentioned compensation elements, there are three elements in the Company's executive compensation program for the CEO and the
CFO:

     -- Annual incentive compensation.

     -- Long-term compensation.

     -- Additional incentive compensation linked to maximization of stockholders' value.

COMPENSATION FACTORS

  Base Salary

     SALARY PLAN: Every employee of the Company, including the named executives, is assigned a grade level with a salary range that is designed to reflect competitive practice for the position they hold. At the end of each fiscal year, the Compensation Committee reviews and approves an annual salary plan for all executives for the upcoming year. This salary plan is developed under the ultimate direction of the CEO who informs the Compensation Committee as to the amount of proposed remuneration for the Company's executive officers (excluding the CEO and CFO). The salaries approved for 1997 reflect consideration of the immediate supervisor's, CEO's, Compensation Committee's and the Board's subjective assessment of the performance of each executive over the past year, planned changes in functional responsibility and judgments as to the expected future contributions of the individual executive.

     PERFORMANCE EVALUATION: The Compensation Committee has taken particular note of the executives' success in effectively directing the Company's operations under the difficult competitive conditions in the markets served by the Company. In its review of the executives' performance and compensation, the Compensation Committee has also taken into account the executives' consistent commitment to the long-term success of the Company through development and support of new or improved products. The Compensation Committee also subjectively assessed past performance and its expectation as to future contributions in leading the Company and its businesses.

     COMPETITIVE DATA: In accordance with the Compensation Committee's determination to emphasize base salary rather than performance based compensation, total cash compensation for executives in 1994, other than the CEO and CFO, were set to meet or exceed the seventy-fifth percentile (75%) for the specific position held, from a private health care industry survey conducted in 1993 included in a formal report provided by an independent consulting firm. Using the 1993 analysis as a base, 1997 cash compensation was subjectively increased for such executives with a goal not to exceed a five percent (5%) increase in the aggregate as compared to 1996 cash compensation.

     The Compensation Committee considers the total compensation (earned or potentially available) of each of the executives in establishing each element of compensation. After completing their subjective assessment of the above salary factors, the Compensation Committee increased the salaries of the named executives (excluding the CEO and CFO) effective January 1, 1997.

     The base salary for the CEO and CFO for 1997 was in accordance with the five-year employment agreements entered into as of April 1, 1996 (the "Employment Agreements"). The base salary for the CEO and CFO was increased effective April 1, 1996 pursuant to the Employment Agreements with a goal to compensate these executives to meet or exceed the seventy-fifth percentile (75%) for their specific positions and responsibilities based upon a broad-based, major company industry study of executive compensation included in a report provided by an independent consulting firm.

  Benefits

     In the past, the Company adopted certain broad-based employee benefit plans in which the executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. Benefits under these and other plans are not tied to Company performance.

     In assessing the Company's overall compensation program, including employee benefits, the Compensation Committee determined a separate retirement program for key executives would provide an incentive in attracting and retaining such executives as well as encourage their contribution to the long-term growth of the Company. Accordingly, the Compensation Committee adopted the Maxicare Health Plans, Inc. Supplemental Executive Retirement Program (the "SERP Plan") which became effective January 1, 1997. The SERP Plan provides for a retirement income benefit based upon a normal retirement date of age 65 and specified years of service.

  Stock Option Grants

     Stock options are granted to employees under the 1990 and 1995 Stock Option Plans by the Option Committee which is comprised of two outside directors. These grants are made only after approval by the Compensation Committee. Stock option grants provide the right to purchase shares of Common Stock at the fair market value (the closing price) on the date of grant. Each stock option generally becomes exercisable in three annual installments following the date of grant and has a term from five to ten years. The number of shares covered by an individual's option represents the Option Committee's subjective assessment of the individual's relative value to the Company. During 1997 stock options were granted under the 1995 Stock Option Plan to all three of the named officers, other than the CEO and CFO. In determining the amount of options to grant, the Option Committee took into account the items discussed above under "Base Salary", the desire to tie closely the financial interests of the named officers to those of the Company's shareholders and the total amount of options currently held by the named officer. The grants made in 1997 reflect such considerations.

     The CEO and CFO were granted stock options as part of the overall compensation package pursuant to the Employment Agreements.

 Annual Incentive Compensation

     In addition to the base salary, the CEO and the CFO are and were entitled to earn an annual performance bonus which is based on the pre-tax earnings of the Company. For purposes of calculating the annual bonus, the goals on pre-tax earnings set forth in the CEO's and the CFO's former employment agreements were carried forward to the Employment Agreements. An annual bonus of $146,872 was paid in February 1997 to both the CEO and CFO based upon the audited 1996 pre-tax earnings pursuant to the Employment Agreements. An annual bonus was not earned by the CEO and CFO based upon the audited 1997 pre-tax earnings.

 Other Long-Term and Incentive Compensation

     In order to further incentivize the CEO and CFO, and strengthen such executives' ongoing commitment to the Company, on February 27, 1995 the Compensation Committee awarded 65,000 shares of Restricted Stock to both executives (individually the "Executive"). The Restricted Stock is subject to complete forfeiture should the Executive to which it has been awarded be terminated prior to February 27, 1998. Upon the Executive remaining in the employ of the Company through February 27, 1998 the Restricted Stock becomes fully vested. Under certain defined circumstances involving a change of control of the Company the Restricted Stock will vest in full immediately. These Restricted Stock awards provide an additional incentive to the CEO and CFO to remain in the employ of the Company for the full three year vesting period as well as further aligning their financial interests with those of the Company's stockholders.

     As a part of the compensation under the Employment Agreements, the Compensation Committee agreed to grant, subject to stockholder approval, to the CEO and CFO options to individually purchase 350,000 shares of the Company's stock over the five year employment term. Accordingly, on May 14, 1996 the Board adopted the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan (the "Senior Executives Plan") which was approved by the stockholders on July 26, 1996. The CEO and CFO were individually granted 70,000 option shares on July 26, 1996 pursuant to the Senior Executives Plan. The Senior Executives Plan further provides for the grant of 70,000 option shares to both the CEO and CFO on each January 1, from and including January 1, 1997 through and including January 1, 2000, except the CFO's right to receive such options terminated on December 11, 1997.

     The Employment Agreements further provide that in the event of a change of control of the Company, the Executive may terminate the Employment Agreement and be entitled to receive a payment equal to 2.99 times that Executive's average annualized compensation, as defined, over the five year period through the date of the change of control. Also set forth in the Employment Agreements is a bonus upon the sale of the Company or substantially all of its assets or a merger into another company. This bonus is based on the extent to which the sale price exceeds an initial value set forth in the Employment Agreements.

     The bonuses paid pursuant to the Company's plan of reorganization are not under the jurisdiction of the Compensation Committee.

CONCLUSION

     Based on its evaluation of these factors, the Compensation Committee believes that the executive employees of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and programs the Compensation Committee and the Board designed, implemented and administered have contributed to achieving this management focus. The policies, plans and programs used in setting 1997 compensation are consistent with those used when 1996 compensation was set.


                                          1997 Compensation Committee:

                                          Thomas W. Field, Jr., Chairman
                                          Claude S. Brinegar
                                          Florence F. Courtright
                                          Peter J. Ratican (ex-officio)

                  COMPARISON OF CUMULATIVE TOTAL RETURN GRAPH

     The following graph presents a five year comparison (December 31, 1992 through December 31, 1997) of cumulative total returns for the Common Stock of the Company, the index for the NASDAQ Stock Market (U.S. Companies) and an index of currently publicly trading operating peer companies (the "Managed Care Group") selected by the Board. The Managed Care Group initially consisted of seven members who were publicly traded HMOs which had material operations in California or were similar in size to the Company. The original members were Coventry Corporation, Qual-Med, Inc., TakeCare, Inc., Wellpoint Health Networks, Foundation Health Corporation, FHP International, and PacifiCare. The Managed Care Group currently consists of four managed care companies who are successor entities of certain members of the original group: Coventry Health Care, Inc., Foundation Health Systems, PacifiCare Health Systems, Inc. (Class B Common Stock) and Wellpoint Health Networks. The remaining original members of the Managed Care Group in prior years are no longer publicly traded and are not included in the graph. Total return assumes an initial investment of $100 and the monthly reinvestment of dividends.

        Measurement Period          'Maxicare Health                          Managed Care
      (Fiscal Year Covered)           Plans, Inc.'         NASDAQ U.S.            Group
12/31/92                                    100                 100                 100
12/31/93                                  76.47               114.8                95.7
12/31/94                                 118.63              112.21              115.03
12/31/95                                 210.79               158.7              129.27
12/31/96                                 174.51               195.9              112.53
12/31/97                                  85.29              239.53              105.08

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP were the independent accountants for the Company for the year ended December 31, 1997. The Audit Committee will be recommending for approval by the Board, the annual appointment of independent accountants for the year ending December 31, 1998 at the July 30, 1998 meeting of the Board.

                      SUMMARY OF SHAREHOLDERS RIGHTS PLAN

     On February 24, 1998, the Board declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share of Common Stock of the Company. The dividend was payable to the shareholders of record on March 16, 1998, and with respect to Common Stock issued thereafter, until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Stock issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one five-hundredth of a share of Series B Preferred Stock, $0.01 par value (the "Preferred Shares"), of the Company at a price of $45.00 per one five-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of February 24, 1998.

     Initially, the Rights will be attached to all certificates representing Common Stock then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Stock upon the earliest to occur of (i) the date of a public announcement that, without the prior consent of a majority of the Disinterested Directors (as defined below), a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Stock (except pursuant to a Permitted Offer, as hereinafter defined), or (ii) 10 days (or such later date as the Board may determine) following the commencement or announcement of an intention to make a tender or exchange offer, the consummation of which would result in a person or group becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Stock causes a Distribution Date pursuant to clause
(i) above is an "Acquiring Person". The date that a person or group announces publicly that it has become an Acquiring Person is the "Shares Acquisition Date". Any holder that had advised the Company that it holds in excess of 15% of the Common Stock as of February 24, 1998 has been "grandfathered" with respect to its then position, including an allowance for certain small incremental additions thereto.

     "Disinterested Directors" are "Continuing Directors" who are not officers or employees of the Company and who are not Acquiring Persons or their affiliates, associates or representatives of any of them, or any person who was directly or indirectly proposed or nominated as a director of the Company by an Acquiring Person and certain related parties and "Continuing Directors" are the members of the Board as of February 24, 1998 or persons recommended to succeed a Continuing Director by a majority of Continuing Directors.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after March 16, 1998, upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of March 16, 1998, even without such notation or a copy of this Summary of Rights Agreement being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date (and to each initial record holder of certain Common Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on February 23, 2008, unless earlier redeemed by the Company as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Stock at a price and on terms which a majority of the Disinterested Directors determines to be adequate and in the best interests of the Company and its shareholders, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise Common Stock or one five-hundredth of a share of Preferred Shares (or, in certain circumstances, other securities of the Company) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

     In the event that, at any time following the Shares Acquisition Date, (i) the Company consolidates with, or merges into, an Acquiring Person, or an affiliate or associate thereof, or any person or entity in which such

Acquiring Person, affiliate or associate has an interest or which is acting in concert with such Acquiring Person, affiliate or associate (an "Interested Stockholder"), or any other entity (if all holders of Common Stock are not treated alike in such transaction), (ii) an Interested Stockholder or any other entity (if all holders of Common Stock are not treated alike in such transaction) consolidates with, or mergers into the Company (other than, in the case of either transaction described in (i) and (ii) above, certain reorganization transactions), or (iii) the Company sells or otherwise transfers (in one transaction or a series of transactions) 50% or more of the assets or earning power of the Company to an Interested Stockholder or to any other entity (if all holders of Common Stock are not treated alike in such transaction), proper provision shall be made so that each holder of a Right (except Rights which previously have been voided as set forth below) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring or surviving company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) having a value equal to two times the exercise price of the Right.

     The Purchase Price payable, and the number of Preferred Shares, Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding cash dividends) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the Purchase Price payable are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable, except at the election of the Company for Common Stock. Each Preferred Share will be entitled to a dividend per share of 500 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled (after the payment of any liquidation preference on any other series of preferred stock) to $100 per share, plus the holders of the Preferred Shares and the holders of the Common Stock will share the remaining assets in the ratio of 500 to 1 (as adjusted) for each Preferred Share and share of Common Stock so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which Common Stock is exchanged, each Preferred Share will be entitled to receive 500 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are one five-hundredths or integral multiples of one five-hundredths of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Common Stock, the Board (with the approval of a majority of the Disinterested Directors) may exchange the Rights (other than the Rights owned by the Acquiring Person or its Associates and Affiliates, which shall have become void) at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The Board can substitute one five-hundredths of a Preferred Share for some or all of the Common Stock per Right.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, and under certain other circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") which redemption shall be effective upon the action of the Board (with the approval of a majority of the Disinterested Directors).

Additionally, following the Shares Acquisition Date, the Company may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Stock are treated alike but not involving an Acquiring Person or its affiliates or associates and provided further that this redemption right shall not exist for 180 days following the Shares Acquisition Date under certain circumstances.

     All of the provisions of the Rights Agreement may be amended by the Board (with the approval of a majority of the Disinterested Directors) prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders of the Company, shareholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     A copy of the Rights Agreement has been filed with the SEC as an Exhibit to Form 8-K, dated March 12, 1998. A copy of the Rights Agreement is available free of charge from the Company.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                          FOR THE 1999 ANNUAL MEETING

     Any proposal relating to a proper subject which a shareholder may intend to be presented for action at the next Annual Meeting of Shareholders currently scheduled to be held on June 30, 1999 and to be included in the Company's proxy statement must be received by the Company no later than March 1, 1999, to be considered for inclusion in the proxy material to be disseminated by the Board in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act. Copies of such proposals should be sent to the Company's Secretary at the Company's principal executive offices. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

     Shareholder proposals or nominees for directors submitted outside of Rule 14a-8 (proposals to be submitted at the 1999 Annual Meeting but not to be included in the Company's proxy statement) for the 1999 Annual Meeting must be submitted between April 2 and 22, 1999, if the 1999 Annual Meeting is held on June 30, 1999. See "Item 1. Election of Directors -- Additional Information Regarding the Election of Directors and Shareholder Proposals."

                           COST OF SOLICITING PROXIES

     The Company will bear the cost of proxy solicitation for the election of the Nominees for directors and for the Amendments, the Plan Amendment and the Reimbursement of Dupee Expenses. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telecopy, e-mail, or telegraph, by officers, directors and employees of the Company, who will not receive any additional compensation for such services. The Company may also engage a proxy solicitation firm to assist in the solicitation of proxies. The Company does not anticipate that the cost of such proxy solicitation firm would exceed $10,000, plus its out of pocket fees and expenses. The Company will also request persons, firms and corporations holding shares in their name, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy material to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                             ADDITIONAL INFORMATION

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) AS FILED WITH THE SEC ARE AVAILABLE UPON WRITTEN REQUEST FROM THE OFFICE OF INVESTOR RELATIONS, MAXICARE HEALTH PLANS, INC., 1149 SOUTH BROADWAY STREET, LOS ANGELES, CALIFORNIA 90015.

                                          By Order of the Board of Directors,

                                          Alan D. Bloom
                                          Secretary

Los Angeles, California
Dated: June 26, 1998

                                   EXHIBIT A

        SELECTED PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION
            AND BYLAWS OF MAXICARE HEALTH PLANS, INC. WHICH WILL BE
                CHANGED BY THE AMENDMENTS MARKED TO SHOW CHANGES

CERTIFICATE OF INCORPORATION:(1)

     FIFTH: Board of Directors.

     A. Number of Directors. From the effective date of this amendment until the conclusion of the Corporation's 1999 Annual Meeting of Stockholders (the "Amendment Termination Date"), the number of directors who shall constitute the board of directors of the Corporation (the "Board") shall be nine (9); thereafter, the number of directors which shall constitute the Board para.shall be fixed in accordance with the Bylaws of the Corporation.

BYLAWS:(2)

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 3. Special Meetings. A special meeting of the stockholders may be called at any time for any purpose or purposes by the Board of Directors, the Chairman or Vice-President of the Board, the President of the Corporation or by a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these bylaws, include the power to call such meetings, and such special meetings shall be called by the President of the Corporation at the request in writing of stockholders owning at least a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such stockholders' request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding anything to the contrary contained above from and after the effective date of this amendment until the conclusion of the Corporation's 1999 Annual Meeting of Stockholders, the stockholders of the Corporation may not call any special meeting of stockholders and special meetings of stockholders may only be called by the Board of Directors of the Corporation.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 2. Number of Directors. The number of directors which shall constitute the Board of Directors of the Corporation shall initially be nine
(9). The number of directors may from time to time be changed, by resolution of the Board of Directors or para.a majority vote of the outstanding shares entitled to vote thereon. The directors shall, except for filling vacancies (whether resulting from an increase in the number of directors, resignations, removals or otherwise), be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor is elected and qualifies. Directors need not be stockholders.

                                   ARTICLE IX

     SECTION 1. Amendment by Stockholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of holders of a majority of the outstanding shares entitled to vote, unless, as

---------------

    1 For the text of the proposed new Article THIRTEENTH to the Certificate, see "Item 2. Certificate Amendment -- Restriction on Shareholder Actions Certificate Amendment."

    2 For the text of the proposed new Article II, Section 15 to the Bylaws, see "Item 3. Bylaw Amendment -- Restriction on Shareholder Actions Bylaw Amendment."

to a particular provision, a higher vote is required by the Certificate of Incorporation or by statute, provided, however, that Section para.3 of Article IIpara. and Sections 1 and 2 of Article IX of these Bylaws may not be amended or repealed in any respect except by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon ("Voting Shares"), regardless of class and voting class, and, where such action is proposed by an Interested Stockholder or by an Associate or Affiliate of an Interested Stockholder (as such capitalized terms are defined in the Certificate of Incorporation of the Corporation), the affirmative vote of the holders of a majority of all Voting Shares, regardless of class and voting together as a single class, other than shares held by the Interested Stockholder which proposed (or the Affiliate or Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder; provided, however, that where such action is approved by a majority of the Disinterested Directors (as defined in the Certificate of Incorporation of the Corporation), the affirmative vote of a majority of the Voting Shares, regardless of class and voting class, shall be required for approval of such action.

                                   EXHIBIT B

                       SELECTED PROVISIONS OF THE CURRENT
                RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS
                         OF MAXICARE HEALTH PLANS, INC.

CERTIFICATE OF INCORPORATION:

     FIFTH: Board of Directors.

          A. Number of Directors. The number of directors which shall constitute the board of directors of the Corporation (the "Board") shall be fixed in accordance with the Bylaws of the Corporation.

          B. Classification of Board.

             (i) The Board shall be divided into three classes, Class I, Class II and Class III. Each class shall have as nearly equal in number of directors as possible, with the term of office of the directors of one class expiring each year; provided however, that the directors initially serving to Class I shall serve a term ending on the date of the annual meeting next following the end of the calendar year 1991, the directors initially serving in Class II shall serve a term ending on the date of the second annual meeting next following the end of the calendar year 1991, and the directors initially serving in Class III shall serve for a term ending on the date of the third annual meeting next following the end of the calendar year 1991. Except as specified in Section C of this Article FIFTH, below, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which the class of directors of which such director is a member was elected. Election of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

             (ii) Upon any change in the authorized number of directors, the Board shall apportion any newly created directorships to, or reduce the number of directorships in, such class or classes as shall, so far as possible, equalize the number of directors in each class. If consistent with the rule that the three classes of directors shall be as nearly equal in number of directors as possible, the Board shall allocate any new directorships to the available class whose term of office is due to expire at the earliest date following such allocation.

             (iii) Notwithstanding any provision of this Section B of this Article FIFTH, each director shall serve for a term continuing until the annual meeting of the stockholders at which the term of the class to which he was elected expires and until his successor is elected and qualified or until his earlier death, resignation or removal.

          C. Vacancies on Board. Any vacancies occurring in the Board for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board, acting by a majority of the directors then in office, although less than a quorum or by the stockholders, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified.

          D. Removal of Directors. A director may be removed by the holders of a majority of the shares then entitled to vote at an election of directors, but only for cause. Except as may otherwise be provided by law, such cause for removal shall exist only if the director has been (i) convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, (ii) adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duty to the Corporation in a matter of substantial importance to the Corporation, and such adjudication is no longer subject to direct appeal, or (iii) adjudged by a court of competent jurisdiction to be incompetent, with the appointment of a guardian to administer the director's affairs, and such adjudication is no longer subject to direct appeal.

     SIXTH: Amendment of Bylaws. The Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

BYLAWS:

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 3. Special Meetings. A special meeting of the stockholders may be called at any time for any purpose or purposes by the Board of Directors, the Chairman or Vice-President of the Board, the President of the Corporation or by a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these bylaws, include the power to call such meetings, and such special meetings shall be called by the President of the Corporation at the request in writing of stockholders owning at least a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such stockholders' request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     SECTION 14. Notice of Stockholder Business and Nominations.

     (A) ANNUAL MEETING OF STOCKHOLDERS

     (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting delivered pursuant to Section 4 of Article II of these bylaws, (b) by or at the direction of the Chairman of the Board of Directors, or (c) by any stockholder who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (2) and (3) or this subsection (A) and this bylaw and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

     (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing subsection (A)(1) of this bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days or delayed by more than seventy (70) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person who the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any on whose behalf the proposal is made, and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     (3) Notwithstanding anything in the second sentence of subsection (a)(2) of this bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty
(80) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     (B) SPECIAL MEETINGS OF STOCKHOLDERS

     As set forth in Section 3 of Article II above, only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to Section 4 of Article II of these bylaws. Nominations of persons for election to the Board of Directors shall be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of person for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice as required by subsection (A)(2) of this bylaw shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation no later than the close of business on the thirtieth
(30th) day prior to such special meeting or, if fewer than thirty (30) days notice of such meeting is given, no later than the fifth (5th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (C) GENERAL

     (1) Only persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provide by law, the Restated Certificate of Incorporation of the Corporation, as amended, or these bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

     (2) For purposes of this bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (3) Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw. Nothing in this bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                  ARTICLE III.

                                   DIRECTORS

     SECTION 2. Number of Directors. The number of directors which shall constitute the Board of Directors of the Corporation shall initially be nine
(9). The number of directors may from time to time be changed, by resolution of the Board of Directors or by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon. The directors shall, except for filling vacancies (whether resulting from an increase in the number of directors, resignations, removals or otherwise), be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor is elected and qualifies. Directors need not be stockholders.

                                  ARTICLE IX.

                                   AMENDMENTS

     SECTION 1. Amendment by Stockholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of holders of a majority of the outstanding shares entitled to vote, unless, as to a particular provision, a higher vote is required by the Certificate of Incorporation or by statute, provided, however, that Sections 3 and 14 of Article II, Section 2 of Article III and Sections 1 and 2 of Article IX of these Bylaws may not be amended or repealed in any respect except by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding shares entitled to vote thereon ("Voting Shares"), regardless of class and voting class, and, where such action is proposed by an Interested Stockholder or by an Associate or Affiliate of an Interested Stockholder (as such capitalized terms are defined in the Certificate of Incorporation of the Corporation), the affirmative vote of the holders of a majority of all Voting Shares, regardless of class and voting together as a single class, other than shares held by the Interested Stockholder which proposed (or the Affiliate or Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder; provided, however, that where such action is approved by a majority of the Disinterested Directors (as defined in the Certificate of Incorporation of the Corporation), the affirmative vote of a majority of the Voting Shares, regardless of class and voting class, shall be required for approval of such action.

     SECTION 2. Amendment by Directors. Subject to the rights of the Stockholders as provided in Section 1 of this Article IX to adopt, amend or repeal bylaws, bylaws may be adopted, amended or repealed by the Board of Directors.

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY
                         OF MAXICARE HEALTH PLANS, INC.

              1998 ANNUAL MEETING OF SHAREHOLDERS ON JULY 30, 1998

    The undersigned, does hereby appoint Peter J. Ratican and Richard A. Link, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present at the 1998 Annual Meeting of Shareholders of Maxicare Health Plans, Inc. (including all adjournments thereof) to be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on July 30, 1998 at 8:00 a.m., Pacific Time, on all matters that may come before the Meeting.

[X] Please mark your votes as in this example.

The undersigned hereby instructs said proxies or their substitutes:

Item 1. Election of Directors:

      [ ] To VOTE FOR all nominees             [ ] To WITHHOLD AUTHORITY to
          listed below                             vote for all nominees
                                                   listed below

         Florence F. Courtright, Paul R. Dupee, Jr. and Elwood I. Kleaver, Jr.

      INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

Item 2. Certificate Amendment. Provided Item 1 is approved, to amend the Certificate of Incorporation by (i) adding Article THIRTEENTH and (ii) amending Article FIFTH, Section A as described in the accompanying Proxy Statement dated June 26, 1998:
                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

Item 3. Bylaw Amendment. Provided Items 1 and 2 are approved, to amend the Bylaws by (i) amending Article II, Section 3; (ii) adding new Article II, Section 15; (iii) amending Article III, Section 2; and (iv) amending
        Article IX, Section 1 as described in the accompanying Proxy Statement dated June 26, 1998:
                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                          (Continued on Reverse Side)

                         (Continued from Reverse Side)

Item 4. Plan Amendment. Provided Items 1, 2 and 3 are approved, to amend the Shareholders Rights Plan to eliminate the "dead hand" (continuing directors) provision of such Rights Plan:
                                  [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

Item 5. Reimbursement of Dupee Expenses. To approve the reimbursement of certain expenses incurred by Paul R. Dupee, Jr.:

                                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

Item 6. Other Business of the Company. In their discretion, the proxies are authorized to vote with respect to all other matters which may properly
        come before the Meeting:   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE CERTIFICATE AMENDMENT, FOR THE BYLAW AMENDMENT, FOR THE PLAN AMENDMENT AND FOR THE REIMBURSEMENT OF DUPEE EXPENSES.

    The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms the acts that all the proxies appointed hereby, or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated June 26, 1998, and a copy of the Company's Annual Report for the year ended December 31, 1997.

                                                      Dated____________ , 1998

                                                      ________________________

                                                      ________________________
                                                      Signature(s)

                                                      NOTE: Your signature
                                                      should appear the same as
                                                      your name appears hereon.
                                                      In signing as attorney,
                                                      executor, administrator,
                                                      trustee or guardian,
                                                      please indicate the
                                                      capacity in which
                                                      signing. When signing as
                                                      joint tenants, all
                                                      parties in the joint
                                                      tenancy must sign. When a
                                                      proxy is given by a
                                                      corporation, it should be
                                                      signed by an authorized
                                                      officer and the corporate
                                                      seal affixed.